UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ending Dec. 31, 2015

Praxis Mutual Funds	Class A	Class I
Intermediate Income Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Message from the President	Annual report to shareholders

Dear Praxis shareholder:

The strength of U.S. equity markets faltered in 2015 as investors digested two significant changes – a reversal in Federal Reserve policy and China’s slowing growth. A third factor, the precipitous decline in oil and other energy prices, is also shifting the balance of profitability from suppliers of energy products to energy users.

For the past several years, market watchers were concerned that accommodative Federal Reserve policy was the primary force behind investor confidence and that a change in Fed policy would negatively affect the markets. By the Fed’s December meeting, the U.S. economy made enough progress during the year with modest economic growth, steady declines in unemployment, and benign inflation that the Fed began raising its short-term target interest rate. Now that the Fed commenced a reversal of their strategy, investors quickly shifted focus to China and the potentially wide-ranging impacts of a slowdown in its growth.

Despite investment markets that occasionally disappoint like they did in 2015, Praxis Mutual Funds continues to work for positive impacts through our investments and advocacy with companies. The Praxis Intermediate Income Fund investment managers demonstrated their leadership by investing in bonds with both financial strength and positive climate and community impacts. Our stewardship investing team labored alongside other like-minded investors to advance our goals for environmental sustainability and to end the scourge of modern slavery.

In 2015, Praxis Mutual Funds partnered with the Calvert Foundation, a leader in community development investing, to channel more than $10 million into high impact investments across the country and around the world. These investments – representing approximately 1 percent of each fund in the Praxis Mutual Fund family – help open doors of economic opportunity to thousands of disadvantaged individuals and communities.

For many investors today, making money isn’t enough. Like you, they also want their investments to make a difference. They want to invest in what matters. That’s why shareholder advocacy, company screening, and community development investing are essential to our work at Praxis. Our goal is to invest in ways that make a positive impact on communities locally and around the world – and we are able to do that because of you.

Thank you for entrusting your investments with Praxis Mutual Funds.

Sincerely,

Chad M. Horning

President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors Inc.

The views expressed are those of the Praxis Mutual Funds President as of Dec. 31, 2015, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Stewardship investing highlights for Praxis Mutual Funds in 2015 underscore both the importance of a strong values orientation and the ongoing integration of environmental, social and governance data into our ever-evolving management processes. Some of these highlights include:

•	Praxis enhanced its social and governance screens, based on forward-looking data from MSCI’s Intangible Value Assessment, to help inform both active and passive investment decisions with risk and return. These new screens complement existing values-based exclusionary screens – including the environment screen developed in 2013 – and should be fully implemented in mid-2016.

•	Praxis Mutual Funds remained at the forefront of climate-solution finance through its market-leading efforts in purchasing green bonds and other positive impact fixed income securities. The Praxis Intermediate Income Fund ended 2015 with nearly 22 percent of its holdings committed to positive impact bonds – up more than 5 percent from the end of 2014.

•	Shareholder advocacy remains a leading component of our stewardship investing philosophy and the primary means we voice the needs and concerns of those impacted by our investments. Praxis Mutual Funds continued to focus its efforts around the themes of climate change responsibility and modern slavery. Some milestones include:

•	Hershey, Mondelēz and eight other chocolate companies launched CocoaAction in order to coordinate activities to benefit 300,000 smallholder cocoa farmers by 2020 through improved planting techniques, education, child labor monitoring and women’s empowerment.

•	Praxis co-led a new shareholder initiative to engage major utilities – including DTE Energy, Duke Energy and Southern Company – on plans to adapt their business models in light of the rapidly-growing trend of distributed power and demands for low-carbon energy.

•	Sherwin-Williams committed to work at ending its use of lead in its internationally sold commercial coatings. It also decided to become an active member of the Global Alliance to Eliminate Lead Paint.

•	CVS made progress as a result of conversations on chemical safety, and has made efforts to identify and remove “chemicals of concern” from its branded products. CVS created a model other retailers are now following.

•	Through a new partnership with the Calvert Foundation, Praxis Mutual Funds continues its commitment to maintaining approximately 1 percent of all fund assets in high social impact, community development investments. On June 30, 2015, Praxis completed the conversion of over $9.1 million in community investments to Calvert Foundation Community Investment Notes. As a fund family with one of the nation’s deepest commitments to community investing, we are proud of this collaboration with Calvert – one of the nation’s leaders in community investment and high social impact. To see how these investments are making a difference, visit our new community development investments impact map at praxismutualfunds.com.

Mark A. Regier

Vice President of Stewardship Investing

Praxis Mutual Funds

As of Dec. 31, 2015, the Praxis Growth Index Fund has invested 0.25 percent of its assets in Hershey, 0.28 percent of its assets in Mondelez International, 1.35 percent of its assets in CVS, 0.50 of its assets in Sherwin Williams; and the Praxis Value Index Fund has invested 0.75 percent of its assets in Mondelez International, 0.20 percent of its assets in DTE Energy, 0.87 percent of its assets in Duke, 0.89 percent of its assets in Southern Company and 0.47 percent of its assets in CVS. Fund holdings are subject to change. To obtain holdings as of the most previous quarter, visit praxismutualfunds.com.

Calvert Social Investment Foundation offers the Community Investment Note, which is subject to certain risks. This is neither an offer to sell nor a solicitation of an offer to buy these securities.

The views expressed are those of the Praxis Mutual Funds Vice President of Stewardship Investing as of Dec. 31, 2015, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Annual report to shareholders

Portfolio managers’ commentary

For the year ended December 31, 2015, the Praxis Intermediate Income Fund’s Class I shares had a return of 0.72 percent, and the Class A Shares (without load) returned 0.33 percent. The Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 0.55 percent. Over the last five years, the Class I Shares returned 3.37 percent (annually) versus 3.25 percent for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 4.72 percent (annually) versus 4.51 percent for the Barclays U.S. Aggregate Bond Index.

The Fund benefited from its short duration versus the index as Treasury rates rose across the yield curve. In particular, the 30-year Treasury rate rose about 0.27 percent, from 2.75 percent at the start of the year to 3.02 percent at the end. The Fund’s underweight to long maturity bonds relative to its benchmark helped the Fund’s performance.

The Fund also benefited from corporate security and industry selection. The Fund generally had a lower weight in some of the most volatile industries and the companies that the Fund did hold were usually higher quality or had a shorter maturity. On the negative side, the Fund was underweight mortgage backed securities, which had the best absolute return of any sector.

For 2016, we expect economic growth to continue at a moderate pace of roughly 2 percent. We expect the strong dollar to act as a drag on the manufacturing sector, which although it is only 12 percent of the gross domestic product, pays its workforce higher than average wages. This should keep growth from accelerating, despite very strong growth in services and housing. We expect the unemployment rate to end the year below 5 percent, which we expect to lead the Federal Reserve to increase the federal funds rate multiple times.

We do not expect interest rates to spike sharply, but we do expect short- and long- term rates to rise moderately. We expect inflation to rise in 2016 as the effects of low oil prices wear off. We still do not expect the consumer price index to rise above 2 percent in 2016. If it did, that would pressure the Federal Reserve to be more aggressive in raising interest rates. We expect other factors tempering upward pressure on rates to be: slower growth in China which will keep commodity prices low, the quantitative easing policies in Europe and Japan, and continued economic problems in countries with emerging markets.

One of the highlights of 2015 was the continued growth of the green bond market. Green bonds are securities that fund projects that have positive environmental benefits. We included green bonds in the part of our portfolio that has a positive impact on the climate and/or the community and we call these positive impact bonds. We were able to increase the positive impact bonds in the Fund to nearly 22 percent of the portfolio by December 31, 2015. Positive impact bonds not only make up a growing portion of the portfolio, they also tend to be high quality issues with just over 63 percent of them being rated AAA, the highest credit rating. Of the 76 issues that are a part of the positive impact holdings 51 provide clear benefits to the climate.

As our story spreads across the country, interest in the Fund continues to grow. The combination of above benchmark returns for the Class I Shares and a growing allocation to positive impact bonds has attracted new investors and growing attention from the financial media.

As 2016 begins, we are positioned for higher rates over the next few years, and are looking for more opportunities to enhance the financial return and the social impact of the Fund.

Benjamin J. Bailey, CFA®

Praxis Intermediate Income Fund Co-Manager

Praxis Mutual Funds

Delmar King

Praxis Intermediate Income Fund Co-Manager

Praxis Mutual Funds

The views expressed are those of the portfolio managers as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Performance Review

Growth of $10,000 investment from 12/31/05 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/05 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross / Net
Intermediate Income Fund
Class A*	5/12/99	-3.43%	-0.04%	2.15%	3.98%	0.95%	0.94%
Class A (Without Load)	5/12/99	0.33%	1.25%	2.94%	4.38%
Class I**	5/1/06	0.72%	1.66%	3.37%	4.72%	0.54%	0.54%
Barclays Capital Aggregate Bond Index[1]		0.55%	1.44%	3.25%	4.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 3.75%.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2015. Contractual fee waivers are in effect from May 1, 2015 through April 30, 2016 for Class A.

1    Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—2.3%
Beacon Container Finance LLC, 3.72%, 9/20/27(a)	$337,879	$336,611
Cabela’s Credit Card Master Note Trust, 0.93%, 6/17/19+(a)	1,000,000	1,000,614
CLI Funding LLC, 2.83%, 3/18/28(a)	725,000	698,896
Cronos Containers Program I Ltd., 3.27%, 11/18/29(a)	879,630	858,015
Domino’s Pizza Master Issuer LLC, 5.22%, 1/25/42(a)	611,250	628,751
Fairway Outdoor Funding LLC, 4.21%, 10/15/42(a)	455,422	454,265
Ford Credit Auto Owner Trust, 0.51%, 4/15/17	6,013	6,012
Global SC Finance II SRL, 2.98%, 4/17/28(a)	843,333	814,869
SBA Tower Trust, 2.90%, 10/15/19(a)	525,000	513,035
Solarcity LMC Series I LLC, 4.80%, 11/20/38(a)	779,674	823,742
Solarcity Lmc Series IV LLC, 4.18%, 8/21/45(a)(b)	247,089	246,961
Textainer Marine Containers III Ltd., 3.27%, 10/20/39(a)	441,667	429,731
Toyota Auto Receivables Owner Trust, 0.67%, 12/15/17	1,635,823	1,632,368
Toyota Auto Receivables Owner Trust, 1.27%, 5/15/19	1,200,000	1,194,826
Trip Rail Master Funding LLC, 2.83%, 7/15/41+(a)	487,526	495,403

TOTAL ASSET BACKED SECURITIES (COST $10,172,842)		10,134,099

COMMERCIAL MORTGAGE BACKED SECURITIES—3.1%
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	1,548,477	1,563,138
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	977,344	1,026,620
Commercial Mortgage Pass Through Certificates, 2.85%, 10/15/45	1,000,000	991,264
Commercial Mortgage Pass Through Certificates, 3.39%, 5/15/45	1,000,000	1,027,265
CSMC, 5.38%, 2/15/40(a)	689,558	698,328
CSMC, 5.47%, 9/16/39+(a)	705,015	709,434
DBUBS Mortgage Trust, 3.74%, 11/10/46(a)	208,077	208,451
FHLMC Multifamily Structured Pass Through Certificates, 5.09%, 3/25/19	1,140,000	1,240,297
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	1,760,108	1,770,242
ML-CFC Commercial Mortgage Trust, 5.42%, 8/12/48	250,000	254,487
Morgan Stanley Capital I, Inc., 3.88%, 9/15/47(a)	154,477	154,461
Morgan Stanley Capital I, Inc., 5.85%, 8/12/41+	832,758	838,601
OBP Depositor LLC Trust, 4.65%, 7/15/45(a)	1,040,000	1,120,519
RBSCF Trust, 5.95%, 2/16/51+(a)	963,438	978,209
RBSCF Trust, 6.04%, 12/16/49+(a)	698,669	715,782

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $13,479,928)		13,297,098

	PRINCIPAL AMOUNT	FAIR VALUE
FOREIGN BONDS—1.8%
Hashemite Kingdom of Jordan, 2.50%, 10/30/20	$5,000,000	$5,125,125
Hashemite Kingdom of Jordan, 3.00%, 6/30/25	1,450,000	1,490,849
Ukraine Government AID Bonds, 1.85%, 5/29/20	1,000,000	995,884

TOTAL FOREIGN BONDS (COST $7,484,991)		7,611,858

MUNICIPAL BONDS—3.2%
American Municipal Power Ohio, Inc., Rev Taxable-Hydroelec Projects, 7.33%, 2/15/28	1,000,000	1,270,890
Bridgeport Connecticut Housing Authority, 1.85%, 12/15/18	210,000	210,460
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	600,000	691,338
City of Lancaster PA, 5.59%, 11/15/34	1,000,000	1,039,200
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,068,190
Findlay City School District, 6.25%, 12/01/37	270,000	276,216
Florida Housing Finance Corp. Multifamily Housing Rev. Garden Vista Apartments, 0.55%, 3/01/16(a)	1,000,000	999,900
Fort Wayne International Airport Air Trade Center Building Corp., 4.25%, 7/15/16	500,000	503,945
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,109,640
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,664,685
LL&P Wind Energy, Inc., 5.73%, 12/01/17(a)	460,000	464,899
New Jersey St Housing and Mortgage Finance, 2.60%, 7/01/23	415,000	422,532
Osceola County Housing Finance Authority Rev., 3.35%, 7/01/23	290,000	301,699
St Paul Housing & Redevelopment Authority Rev., 2.99%, 7/01/21	1,250,000	1,243,700
State of Hawaii, Department of Business Economic Development & Tourism, 1.47%, 7/01/22	905,000	898,891
Warm Springs Reservation Confederated Tribe, 8.25%, 11/01/19	895,000	991,991
Wisconsin Department of Transportation, 5.84%, 7/01/30	800,000	863,576

TOTAL MUNICIPAL BONDS (COST $13,498,914)		14,021,752

CORPORATE BONDS—43.8%
AIRLINES—0.2%
Southwest Airlines Co., 2.65%, 11/05/20	680,000	676,544

AUTO COMPONENTS—0.5%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,031,503
Delphi Corp., 5.00%, 2/15/23	992,000	1,049,536

		2,081,039

BANKS—3.0%
Bank of America Corp., 1.35%, 11/21/16	1,000,000	998,684
Bank of America Corp., 1.95%, 5/12/18	1,000,000	994,347
Bank of America Corp., 3.30%, 1/11/23	500,000	492,162

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
BANKS—3.0%, continued
Bank of America Corp., 5.65%, 5/01/18	$1,250,000	$1,344,135
Citigroup, Inc., 3.88%, 10/25/23	1,000,000	1,033,420
Discover Bank/Greenwood DE, 3.10%, 6/04/20	1,000,000	1,002,269
JPMorgan Chase & Co., 2.25%, 1/23/20	500,000	491,891
JPMorgan Chase & Co., 4.63%, 5/10/21	500,000	540,077
JPMorgan Chase Bank NA, 5.88%, 6/13/16	700,000	713,815
Manufacturers & Traders Trust Co., 2.10%, 2/06/20	500,000	491,061
Manufacturers & Traders Trust Co., 6.63%, 12/04/17	600,000	652,042
Sumitomo Mitsui Banking Corp., 2.45%, 10/20/20	1,250,000	1,234,721
US Bank NA/Cincinnati OH, 2.80%, 1/27/25	1,250,000	1,216,156
Wells Fargo & Co., 2.60%, 7/22/20	500,000	498,719
Wells Fargo & Co., 3.50%, 3/08/22	1,250,000	1,287,938

		12,991,437

BIOTECHNOLOGY—0.8%
Amgen, Inc., 5.70%, 2/01/19	1,000,000	1,102,483
Biogen, Inc., 2.90%, 9/15/20	1,000,000	997,371
Celgene Corp., 2.88%, 8/15/20	835,000	828,706
Gilead Sciences, Inc., 3.65%, 3/01/26	500,000	504,239

		3,432,799

BUILDING PRODUCTS—0.3%
Masco Corp., 6.13%, 10/03/16	500,000	514,990
Owens Corning, 4.20%, 12/01/24	750,000	729,937

		1,244,927

CAPITAL MARKETS—2.4%
Bank of New York Mellon Corp., Perpetual Bond, 4.95%, 12/31/49+	1,000,000	980,000
Goldman Sachs Group, Inc., 3.50%, 1/23/25	1,000,000	982,813
Goldman Sachs Group, Inc., 6.00%, 6/15/20	1,200,000	1,356,132
ING Bank NV, 2.00%, 11/26/18(a)	1,000,000	995,889
Jefferies Group LLC, 8.50%, 7/15/19	900,000	1,048,189
Morgan Stanley, 2.20%, 12/07/18	910,000	910,471
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,655,398
Raymond James Financial, Inc., 8.60%, 8/15/19	1,000,000	1,192,422
State Street Corp., 7.35%, 6/15/26	1,000,000	1,250,623

		10,371,937

CHEMICALS—0.5%
Ecolab, Inc., 4.35%, 12/08/21	500,000	533,885
NOVA Chemicals Corp., 5.25%, 8/01/23(a)	500,000	495,000
Potash Corp of Saskatchewan, Inc., 5.88%, 12/01/36	840,000	915,087
Solvay Finance America LLC, 3.40%, 12/03/20(a)	315,000	312,468

		2,256,440

COMMERCIAL SERVICES & SUPPLIES—0.2%
Steelcase, Inc., 6.38%, 2/15/21	750,000	821,132

COMMUNICATIONS EQUIPMENT—0.1%
Juniper Networks, Inc., 3.30%, 6/15/20	500,000	497,826

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
CONSTRUCTION MATERIALS—0.2%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	$1,000,000	$1,077,412

CONSUMER FINANCE—0.8%
Ally Financial, Inc., 3.25%, 9/29/17	500,000	499,375
American Express Credit Corp., 2.60%, 9/14/20	1,000,000	1,002,310
Ford Motor Credit Co. LLC, 3.16%, 8/04/20	1,000,000	996,496
Ford Motor Credit Co. LLC, 4.25%, 2/03/17	500,000	510,854
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17(a)	500,000	506,658

		3,515,693

CONTAINERS & PACKAGING—0.2%
Sonoco Products Co., 5.75%, 11/01/40	850,000	921,347

DIVERSIFIED CONSUMER SERVICES—0.1%
Washington Post Co., 7.25%, 2/01/19	575,000	616,203

DIVERSIFIED FINANCIAL SERVICES—1.4%
GATX Corp., 2.60%, 3/30/20	897,000	872,669
GE Capital International Funding Co., 4.42%, 11/15/35(a)	944,000	963,335
General Electric Capital Corp., 6.15%, 8/07/37	287,000	360,299
McGraw Hill Financial, Inc., 3.30%, 8/14/20	750,000	756,409
McGraw Hill Financial, Inc., 4.00%, 6/15/25	500,000	501,215
Moody’s Corp., 5.50%, 9/01/20	1,000,000	1,101,926
MSCI, Inc., 5.75%, 8/15/25(a)	500,000	512,500
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	951,594

		6,019,947

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
AT&T, Inc., 2.45%, 6/30/20	500,000	492,412
AT&T, Inc., 4.75%, 5/15/46	500,000	457,798
Frontier Communications Corp., 7.13%, 3/15/19	750,000	749,925
Verizon Communications, Inc., 6.00%, 4/01/41	500,000	540,090
Verizon Communications, Inc., 6.55%, 9/15/43	500,000	593,605

		2,833,830

EDUCATION—0.2%
Massachusetts Institute of Technology, 3.96%, 7/01/38	1,000,000	1,025,289

ELECTRIC UTILITIES—2.8%
Electricite de France SA, 3.63%, 10/13/25(a)	1,250,000	1,221,959
Florida Power & Light Co., 4.05%, 10/01/44	1,000,000	989,529
ITC Holdings Corp., 5.50%, 1/15/20(a)	1,000,000	1,076,412
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,918,471
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19	500,000	497,782
NSTAR Electric Co., 5.50%, 3/15/40	1,000,000	1,158,651
Oncor Electric Delivery Co. LLC, 6.80%, 9/01/18	750,000	833,586
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	533,028
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,227,258

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
ELECTRIC UTILITIES—2.8%, continued
Potomac Electric Power Co., 6.50%, 11/15/37	$1,000,000	$1,284,986
Southern Power Co., 2.38%, 6/01/20	240,000	233,304
Southern Power Co., 4.15%, 12/01/25	1,000,000	998,134

		11,973,100

ELECTRICAL EQUIPMENT—0.1%
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	567,710

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.0%**
Arrow Electronics, Inc., 3.00%, 3/01/18	165,000	164,867

FOOD & STAPLES RETAILING—0.7%
Koninklijke Ahold NV, 7.82%, 1/02/20	348,049	376,763
Smith’s Food & Drug Centers, Inc. Pass Through Trust, 9.20%, 7/02/18	841,959	927,685
Sysco Corp., 2.60%, 10/01/20	500,000	500,791
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,409,785

		3,215,024

FOOD PRODUCTS—1.6%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	1,000,000	1,009,799
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	250,000	248,608
Cargill, Inc., 4.76%, 11/23/45(a)	1,250,000	1,268,371
ConAgra Foods, Inc., 4.95%, 8/15/20	500,000	534,619
JM Smucker Co., 3.50%, 3/15/25	1,250,000	1,243,230
Kraft Foods Group, Inc., 5.38%, 2/10/20	1,000,000	1,094,941
Mead Johnson Nutrition Co., 3.00%, 11/15/20	1,000,000	999,698
Wm Wrigley Jr Co., 3.38%, 10/21/20(a)	680,000	693,246

		7,092,512

FOREIGN AGENCY—2.1%
Export Development Canada, 0.88%, 1/30/17	1,500,000	1,498,296
Export Development Canada, 1.25%, 12/10/18	1,000,000	993,508
KFW, 1.75%, 10/15/19	2,500,000	2,503,790
KFW, 1.88%, 11/30/20	1,000,000	995,383
Kommunalbanken AS, 2.13%, 2/11/25(a)	1,000,000	958,489
Nacional Financiera SNC, 3.38%, 11/05/20(a)	1,000,000	990,375
Svensk Exportkredit AB, 1.88%, 6/23/20	1,000,000	995,097

		8,934,938

GAS UTILITIES—0.5%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	290,028
Laclede Group, Inc., 2.55%, 8/15/19	1,250,000	1,243,244
National Fuel Gas Co., 6.50%, 4/15/18	500,000	534,240

		2,067,512

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
DENTSPLY International, Inc., 2.75%, 8/15/16	570,000	574,204
Medtronic, Inc., 2.50%, 3/15/20	625,000	629,435

		1,203,639

HEALTH CARE PROVIDERS & SERVICES—0.8%
Howard Hughes Medical Institute, 3.50%, 9/01/23	1,500,000	1,557,792
Laboratory Corp of America Holdings, 2.63%, 2/01/20	1,000,000	987,253
Laboratory Corp of America Holdings, 3.13%, 5/15/16	500,000	503,169
McKesson Corp., 6.00%, 3/01/41	474,000	545,683

		3,593,897

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
HOME BUILDERS—0.2%
DR Horton, Inc., 3.63%, 2/15/18	$750,000	$759,375

HOTELS, RESTAURANTS & LEISURE—0.3%
Brinker International, Inc., 2.60%, 5/15/18	500,000	498,030
Hyatt Hotels Corp., 3.38%, 7/15/23	1,000,000	949,536

		1,447,566

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.9%
FPL Energy American Wind LLC, 6.64%, 6/20/23(a)	639,839	639,839
FPL Energy National Wind LLC, 5.61%, 3/10/24(a)	346,774	346,774
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	735,091	771,846
LS Power Funding Corp., 8.08%, 12/30/16	589,083	611,173
Midland Cogeneration Venture LP, 5.25%, 3/15/25(a)	227,618	231,577
Midland Cogeneration Venture LP, 6.00%, 3/15/25(a)	569,548	590,680
NRG Yield Operating LLC, 5.38%, 8/15/24	500,000	414,375
Salton Sea Funding Corp., 7.48%, 11/30/18	405,150	394,710
Solar Star Funding LLC, 3.95%, 6/30/35(a)	335,000	330,514
Solar Star Funding LLC, 5.38%, 6/30/35(a)	500,000	555,409
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	889,545	911,757
Tenaska Virginia Partners LP, 6.12%, 3/30/24(a)	383,491	414,787
Topaz Solar Farms LLC, 4.88%, 9/30/39(a)	339,158	350,094
Topaz Solar Farms LLC, 5.75%, 9/30/39(a)	777,477	857,235
TransAlta Corp., 6.90%, 5/15/18	500,000	508,861
Utility Contract Funding LLC, 7.94%, 10/01/16(a)	150,991	153,999

		8,083,630

INDUSTRIAL CONGLOMERATES—0.1%
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19	500,000	505,012

INSURANCE—2.8%
American International Group, Inc., 3.75%, 7/10/25	1,250,000	1,238,825
Fidelity National Financial, Inc., 5.50%, 9/01/22	725,000	769,456
Horace Mann Educators Corp., 4.50%, 12/01/25	335,000	334,959
Kemper Corp., 4.35%, 2/15/25	1,250,000	1,241,715
Liberty Mutual Group, Inc., 4.95%, 5/01/22(a)	1,050,000	1,112,984
Markel Corp., 3.63%, 3/30/23	400,000	394,445
Marsh & McLennan Cos., Inc., 3.50%, 6/03/24	473,000	468,702
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26	1,000,000	1,001,321
OneBeacon US Holdings Inc, 4.60%, 11/09/22	1,000,000	1,005,104
Progressive Corp., 6.70%, 6/15/37+	500,000	498,750
Provident Cos., Inc., 7.00%, 7/15/18	340,000	376,219
Prudential Financial, Inc., 5.88%, 9/15/42+	500,000	519,750
RLI Corp., 4.88%, 9/15/23	1,000,000	1,033,806
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19(a)	1,000,000	1,001,993

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
INSURANCE—2.8%, continued
W.R. Berkley Corp., 4.63%, 3/15/22	$250,000	$264,003
W.R. Berkley Corp., 6.15%, 8/15/19	710,000	789,245

		12,051,277

IT SERVICES—0.6%
Broadridge Financial Solutions, Inc., 3.95%, 9/01/20	1,000,000	1,036,455
Fiserv, Inc., 2.70%, 6/01/20	1,000,000	991,702
Xerox Corp., 2.75%, 3/15/19	500,000	491,025

		2,519,182

MACHINERY—1.1%
Harsco Corp., 5.75%, 5/15/18	750,000	665,625
Illinois Tool Works, Inc., 3.90%, 9/01/42	1,000,000	948,073
Kennametal, Inc., 2.65%, 11/01/19	1,000,000	973,114
Pall Corp., 5.00%, 6/15/20	1,000,000	1,098,877
Snap-On, Inc., 4.25%, 1/15/18	500,000	524,360
Valmont Industries, Inc., 6.63%, 4/20/20	334,000	370,056

		4,580,105

MEDIA—0.6%
Comcast Corp., 4.75%, 3/01/44	500,000	519,354
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,118,383
Scripps Networks Interactive, Inc., 2.80%, 6/15/20	500,000	487,762
Time Warner Cable, Inc., 4.50%, 9/15/42	500,000	392,391

		2,517,890

METALS & MINING—0.4%
Newcrest Finance Pty Ltd., 4.45%, 11/15/21(a)	1,000,000	905,876
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	705,000	656,256

		1,562,132

MULTILINE RETAIL—0.3%
Dollar General Corp., 4.13%, 7/15/17	700,000	718,821
Macy’s Retail Holdings, Inc., 9.50%, 4/15/21	495,000	568,774

		1,287,595

MULTI-UTILITIES—0.6%
Consumers Energy Co., 6.70%, 9/15/19	750,000	863,254
Puget Energy, Inc., 5.63%, 7/15/22	750,000	832,035
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,106,835

		2,802,124

OIL, GAS & CONSUMABLE FUELS—0.6%
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000,000	1,145,391
Denbury Resources, Inc., 4.63%, 7/15/23	600,000	193,128
Merey Sweeny LP, 8.85%, 12/18/19(a)	426,687	482,555
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(a)	525,100	557,063
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	215,200	219,495

		2,597,632

PAPER & FOREST PRODUCTS—0.2%
Domtar Corp., 9.50%, 8/01/16	286,000	299,486
PH Glatfelter Co., 5.38%, 10/15/20	750,000	750,000

		1,049,486

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
PHARMACEUTICALS—0.5%
AbbVie, Inc., 2.00%, 11/06/18	$500,000	$497,774
AbbVie, Inc., 2.50%, 5/14/20	500,000	494,973
Zoetis, Inc., 3.25%, 2/01/23	1,200,000	1,145,815

		2,138,562

PIPELINES—1.1%
Columbia Pipeline Group, Inc., 3.30%, 6/01/20(a)	600,000	584,224
Enbridge Energy Partners LP, 5.20%, 3/15/20	500,000	506,576
Florida Gas Transmission Co. LLC, 4.35%, 7/15/25(a)	1,000,000	916,897
Kern River Funding Corp., 4.89%, 4/30/18(a)	587,000	609,621
Northern Natural Gas Co., 4.10%, 9/15/42(a)	1,000,000	965,263
Spectra Energy Capital LLC, 6.75%, 7/15/18	800,000	860,237
Williams Partners LP / ACMP Finance Corp., 4.88%, 5/15/23	500,000	405,332

		4,848,150

PROFESSIONAL SERVICES—0.5%
Dun & Bradstreet Corp., 4.38%, 12/01/22	1,000,000	978,858
Verisk Analytics, Inc., 5.80%, 5/01/21	960,000	1,063,790

		2,042,648

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.4%
Digital Realty Trust LP, 3.95%, 7/01/22	1,250,000	1,241,251
ERP Operating LP, 7.13%, 10/15/17	1,104,000	1,202,005
National Retail Properties, Inc., 3.80%, 10/15/22	750,000	752,185
Regency Centers LP, 3.75%, 6/15/24	1,000,000	992,792
Vornado Realty LP, 2.50%, 6/30/19	1,000,000	984,840
Welltower, Inc., 4.70%, 9/15/17	1,018,000	1,064,149

		6,237,222

ROAD & RAIL—1.5%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,119,418
Burlington Northern Santa Fe LLC, 7.16%, 1/02/20	519,839	570,223
Kansas City Southern, 2.35%, 5/15/20(a)	500,000	482,728
Norfolk Southern Corp., 4.84%, 10/01/41	1,000,000	971,391
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17(a)	1,000,000	1,020,185
Ryder System, Inc., 2.50%, 5/11/20	795,000	774,297
Ryder System, Inc., 2.65%, 3/02/20	455,000	447,603
TTX Co., 2.60%, 6/15/20(a)	1,000,000	981,539

		6,367,384

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	542,626
Intel Corp., 4.90%, 7/29/45	1,000,000	1,056,962
KLA-Tencor Corp., 3.38%, 11/01/19	600,000	606,166
Lam Research Corp., 2.75%, 3/15/20	1,000,000	967,067
Maxim Integrated Products, Inc., 3.38%, 3/15/23	500,000	495,800
QUALCOMM, Inc., 2.25%, 5/20/20	1,035,000	1,024,941
Xilinx, Inc., 2.13%, 3/15/19	500,000	495,542

		5,189,104

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—43.8%, continued
SOFTWARE—0.5%
Microsoft Corp., 4.45%, 11/03/45	$1,500,000	$1,546,834
Symantec Corp., 2.75%, 6/15/17	500,000	499,346

		2,046,180

SPECIALTY RETAIL—0.9%
Advance Auto Parts, Inc., 4.50%, 1/15/22	402,000	413,769
Gap, Inc., 5.95%, 4/12/21	1,000,000	1,057,890
Lowe’s Cos., Inc., 4.65%, 4/15/42	1,000,000	1,057,753
O’Reilly Automotive, Inc., 3.80%, 9/01/22	1,000,000	1,012,113
Staples, Inc., 2.75%, 1/12/18	580,000	576,370

		4,117,895

SUPRANATIONAL—5.6%
African Development Bank, 0.75%, 10/18/16	1,000,000	999,190
African Development Bank, 1.38%, 12/17/18	1,000,000	998,323
Asian Development Bank, 2.13%, 3/19/25	1,000,000	975,066
European Bank for Reconstruction & Development, 1.63%, 4/10/18	500,000	501,620
European Investment Bank, 2.50%, 10/15/24	1,000,000	1,006,399
Inter-American Development Bank, 1.50%, 9/25/18	2,500,000	2,508,220
Inter-American Development Bank, 2.13%, 11/09/20	3,000,000	3,045,156
Inter-American Development Bank, 4.38%, 1/24/44	3,000,000	3,516,798
International Bank for Reconstruction & Development, 2.13%, 3/03/25	500,000	486,500
International Finance Corp., 0.50%, 5/16/16	3,250,000	3,247,423
International Finance Corp., 0.63%, 11/15/16	2,000,000	1,994,334
International Finance Corp., 1.25%, 11/27/18	1,000,000	989,053
International Finance Facility for Immunisation Co., 0.80%, 7/05/16+(a)	2,000,000	2,000,100
Nordic Investment Bank, 2.25%, 9/30/21	1,000,000	1,009,244
North American Development Bank, 2.30%, 10/10/18	1,000,000	1,006,891

		24,284,317

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Seagate HDD Cayman, 3.75%, 11/15/18	635,000	630,238

TEXTILES, APPAREL & LUXURY GOODS—0.4%
Hanesbrands, Inc., 6.38%, 12/15/20	745,000	771,075
Levi Strauss & Co., 6.88%, 5/01/22	750,000	802,500

		1,573,575

TOTAL CORPORATE BONDS (COST $188,105,019)		190,435,282

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Calvert Social Investment Foundation, Inc., 0.50%, 6/15/16(c)	3,000,000	3,000,000
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17(c)	1,200,000	1,200,000

TOTAL CORPORATE NOTES (COST $4,200,000)		4,200,000

U.S. GOVERNMENT AGENCIES—39.2%
FEDERAL HOME LOAN BANK—3.4%
0.63%, 11/23/16	4,000,000	3,992,164
3.38%, 6/12/20	1,000,000	1,064,894

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—39.2%, continued
FEDERAL HOME LOAN BANK—3.4%, continued
5.00%, 11/17/17	$2,500,000	$2,680,093
5.50%, 7/15/36	5,320,000	6,910,584

		14,647,735

FEDERAL HOME LOAN MORTGAGE CORP.—17.2%
1.25%, 10/02/19	2,710,000	2,673,060
1.38%, 5/01/20	4,000,000	3,938,284
2.38%, 1/13/22	9,460,000	9,591,418
2.48%, 5/01/34+	145,875	153,972
2.48%, 5/01/34+	98,379	104,626
2.50%, 10/01/27	1,313,337	1,335,345
3.00%, 11/01/32	2,238,560	2,294,844
3.00%, 11/01/32	1,473,317	1,510,286
3.00%, 1/01/43	1,702,086	1,703,236
3.00%, 5/01/43	2,484,295	2,485,333
3.50%, 10/01/41	1,158,486	1,195,120
3.50%, 2/01/42	1,758,452	1,813,093
3.50%, 6/01/42	1,884,472	1,942,253
3.50%, 6/01/42	1,912,873	1,971,446
3.50%, 8/01/42	2,084,270	2,148,121
3.50%, 10/01/44	2,720,182	2,802,402
3.50%, 11/01/44	2,547,215	2,624,208
3.50%, 4/01/45	2,876,215	2,963,152
3.75%, 3/27/19	3,020,000	3,233,396
4.00%, 11/01/24	768,503	810,683
4.00%, 10/01/25	338,885	357,884
4.00%, 10/01/41	1,021,804	1,082,324
4.00%, 2/01/42	583,058	617,779
4.50%, 6/01/18	85,309	88,082
4.50%, 10/01/35	390,195	421,140
4.50%, 6/01/39	630,733	680,366
4.50%, 7/01/39	730,498	788,017
4.50%, 11/01/39	692,214	746,669
4.50%, 9/01/40	1,019,280	1,099,480
4.50%, 5/01/41	1,961,446	2,116,420
4.50%, 7/01/41	1,971,094	2,126,021
4.88%, 6/13/18	6,200,000	6,732,853
5.00%, 4/01/19	61,524	63,846
5.00%, 12/01/21	142,433	152,103
5.00%, 7/01/35	199,446	219,110
5.00%, 3/01/38	632,512	692,066
5.00%, 6/01/39	997,402	1,090,027
5.00%, 9/01/41	972,702	1,068,165
5.50%, 7/18/16	3,500,000	3,590,188
5.50%, 4/01/22	86,663	92,687
5.50%, 11/01/33	85,239	94,762
5.50%, 3/01/36	97,330	108,199
5.50%, 6/01/36	152,641	169,649
5.50%, 12/01/36	128,371	142,668
6.00%, 9/01/17	38,604	39,482
6.00%, 4/01/27	239,428	268,717
6.00%, 6/01/36	135,997	152,757
6.00%, 8/01/37	77,334	87,441
6.25%, 7/15/32	1,250,000	1,737,806
7.00%, 2/01/30	137,246	151,614
7.00%, 3/01/31	80,868	95,659
7.50%, 7/01/30	224,632	260,308

		74,428,567

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2015

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—39.2%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION—17.3%
1.13%, 4/27/17	$2,000,000	$2,003,304
1.82%, 2/01/34+	157,679	162,106
2.19%, 1/01/23	2,000,000	1,959,706
2.37%, 5/01/37+	177,524	188,669
2.39%, 6/01/33+	73,387	76,407
2.45%, 5/01/34+	136,703	144,888
2.50%, 9/01/27	1,628,801	1,655,109
2.50%, 11/01/27	2,285,029	2,321,932
2.50%, 1/01/28	1,558,939	1,579,603
2.59%, 7/01/22	2,502,284	2,520,722
2.63%, 9/06/24	8,000,000	8,084,472
2.77%, 7/01/23	2,442,019	2,464,700
2.89%, 7/01/22	2,483,876	2,544,407
3.00%, 12/01/32	2,216,708	2,276,016
3.00%, 6/01/42	2,424,899	2,434,908
3.00%, 8/01/42	2,227,326	2,235,323
3.00%, 8/01/42	2,183,825	2,192,047
3.00%, 6/01/43	2,109,171	2,113,576
3.50%, 7/01/20	376,463	394,404
3.50%, 10/01/25	336,664	353,218
3.50%, 2/01/41	1,373,746	1,420,631
3.50%, 5/01/42	1,666,783	1,723,573
3.50%, 12/01/42	2,519,207	2,606,817
4.00%, 3/01/26	1,143,836	1,213,409
4.00%, 12/01/40	1,410,352	1,495,951
4.00%, 1/01/41	996,470	1,057,118
4.00%, 10/01/41	941,070	998,395
4.00%, 11/01/41	854,113	906,201
4.00%, 12/01/41	2,216,379	2,351,424
4.00%, 12/01/41	1,148,895	1,218,899
4.00%, 1/01/42	2,378,378	2,532,374
4.00%, 12/01/44	2,961,255	3,156,463
4.50%, 9/01/40	639,091	691,599
4.50%, 10/01/40	637,821	690,231
5.00%, 2/13/17	1,800,000	1,881,374
5.00%, 7/01/18	66,746	69,391
5.00%, 9/01/18	93,975	97,305
5.00%, 4/01/25	184,787	203,239
5.00%, 7/01/25	142,833	157,096
5.00%, 10/01/25	181,093	199,176
5.00%, 10/01/35	251,230	276,763
5.50%, 6/01/22	145,863	156,623
5.50%, 11/01/25	58	65
5.50%, 2/01/34	100,798	113,067
5.50%, 1/01/35	202,011	226,328
5.50%, 10/01/35	276,748	310,173
5.50%, 6/01/36	73,028	81,615
5.50%, 11/01/36	93,298	103,899
5.63%, 7/15/37	4,750,000	6,303,217
6.00%, 10/01/33	91,996	104,785
6.00%, 11/01/34	235,078	267,751
6.00%, 10/01/35	140,648	160,119
6.00%, 6/01/36	77,877	87,982
6.63%, 11/15/30	3,250,000	4,602,439
7.00%, 11/01/19	9,942	10,440

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
U.S. GOVERNMENT AGENCIES—39.2%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION—17.3%, continued
7.00%, 11/01/19	$9,788	$10,303
8.50%, 9/01/26	57,120	63,258

		75,255,010

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.3%
1.75%, 1/20/34+	81,948	84,244
2.25%, 4/16/42	1,121,694	1,133,072
5.50%, 10/20/38	50,343	53,374
6.50%, 11/20/38	19,010	20,304
6.75%, 4/15/16	83	83
7.00%, 12/20/30	31,576	38,113
7.00%, 10/20/31	24,014	29,095
7.00%, 3/20/32	80,763	98,030

		1,456,315

OVERSEAS PRIVATE INVESTMENT CORP.—0.7%
3.28%, 9/15/29	1,100,000	1,113,638
3.54%, 6/15/30	852,945	897,988
3.82%, 6/01/33	999,646	1,048,790

		3,060,416

SMALL BUSINESS ADMINISTRATION—0.1%
0.60%, 2/25/32+	400,858	398,549

UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.2%
2.35%, 8/01/21	1,000,000	1,005,682

TOTAL U.S. GOVERNMENT AGENCIES (COST $167,931,067)		170,252,274

INVESTMENT COMPANY—0.8%
MUTUAL FUND—0.8%
Pax World High Yield Bond Fund,
Individual Investor Class (COST $4,199,236)	530,984	3,302,719

TOTAL INVESTMENTS (Cost* $409,071,997—Unrealized gain/loss $4,183,085)—95.2%		$413,255,082
Other assets in excess of liabilities—4.8%		20,697,870

NET ASSETS—100%		$433,952,952

+	Variable rate security. Rates presented are the rates in effect at December 31, 2015.
(a)	144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2015, these securities were valued at $41,340,612 or 9.5% of net assets.
(b)	This security has been fair valued by the Pricing Committee under the guidelines established by the Board of Trustees.
(c)	Illiquid security.
*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

Rev.	—	Revenue

See accompanying notes to financial statements.

Praxis International Index Fund

Annual report to shareholders

Portfolio managers’ commentary

Foreign equity markets went through a turbulent period in 2015. The MSCI All Country World ex-U.S. Index posted a return of -5.66 percent for the year. The Praxis International Index Fund Class I Shares were slightly better than the index at -5.19 percent, and Class A Shares (without load) closely tracked the index and posted a net asset value return of -5.76 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index. The portfolio is constructed using optimization techniques to have characteristics similar to the benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the Fund to perform in line with the benchmark before fees.

During the period, these factors, including a difference in timing between the pricing of the securities and the benchmark, had a small positive contribution to the Fund’s returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Ran Leshem

Praxis International Index Fund Manager

Aperio Group LLC

Patrick Geddes

Praxis International Index Fund Manager

Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
International Index Fund
Class A*	12/31/10	-10.75%	-1.38%	-1.43%	1.28%	1.28%
Class A (Without Load)	12/31/10	-5.76%	0.39%	-0.37%
Class I	12/31/10	-5.19%	0.96%	-0.26%	0.78%	0.78%
MSCI All Country World Index ex-US1		-5.66%	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2015.

1    The MSCI All Country World Index ex-US is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%
AUSTRALIA—5.4%
BANKS—2.3%
Australia & New Zealand Banking Group Ltd.	6,107	$123,238
Australia & New Zealand Banking Group Ltd.- ADR	36,061	729,153
Commonwealth Bank of Australia	17,730	1,096,148
Commonwealth Bank of Australia- ADR	919	57,217
National Australia Bank Ltd.	4,644	101,341
National Australia Bank Ltd.- ADR	63,688	692,926
Westpac Banking Corp.	4,051	98,195
Westpac Banking Corp.- ADR	43,855	1,062,607

		3,960,825

BIOTECHNOLOGY—0.3%
CSL Ltd.	2,979	227,118
CSL Ltd.- ADR	6,332	242,484

		469,602

CAPITAL MARKETS—0.3%
Macquarie Group Ltd.	5,439	325,377
Macquarie Group Ltd.- ADR	2,747	165,576

		490,953

CHEMICALS—0.1%
Orica Ltd.	19,480	218,248

CONTAINERS & PACKAGING—0.2%
Amcor Ltd.	15,893	154,404
Amcor Ltd.- ADR	3,500	136,710

		291,114

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telstra Corp. Ltd.	17,682	71,854
Telstra Corp. Ltd.- ADR	10,910	221,691

		293,545

FOOD & STAPLES RETAILING—0.3%
Wesfarmers Ltd.	16,433	495,423

INSURANCE—0.2%
Suncorp Group Ltd.	46,152	405,215

METALS & MINING—0.9%
Alumina Ltd.- ADR	41,858	138,969
BHP Billiton Ltd.- ADR	31,920	822,259
BHP Billiton plc	30,582	341,045
Newcrest Mining Ltd.- ADR(a)	9,928	94,018
South32 Ltd.(a)	30,582	23,536
South32 Ltd.- ADR(a)	12,768	48,710

		1,468,537

OIL, GAS & CONSUMABLE FUELS—0.4%
Origin Energy Ltd.	86,024	290,996
Woodside Petroleum Ltd.	18,241	380,032
Woodside Petroleum Ltd.- ADR	5,235	109,543

		780,571

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Scentre Group REIT	25,459	77,221
Shopping Centres Australasia Property Group REIT	1	1
Westfield Corp. REIT	32,355	222,600

		299,822

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
AUSTRALIA—5.4%, continued
TRANSPORTATION INFRASTRUCTURE—0.0%**
Sydney Airport	9,815	$45,172

		9,219,027

AUSTRIA—0.2%
BANKS—0.2%
Erste Group Bank AG(a)	5,112	159,955
Erste Group Bank AG- ADR(a)	12,078	189,987

		349,942

BELGIUM—0.6%
FOOD & STAPLES RETAILING—0.6%
Colruyt SA	8,334	428,728
Delhaize Group	1,156	112,510
Delhaize Group- ADR	22,300	541,667

		1,082,905

BRAZIL—1.1%
BANKS—0.1%
Banco Bradesco SA- ADR	49,429	237,754

CHEMICALS—0.1%
Braskem SA- ADR	13,824	187,177

ELECTRIC UTILITIES—0.0%**
Cia Energetica de Minas Gerais- ADR	52,928	79,392

FOOD PRODUCTS—0.3%
BRF SA- ADR	30,956	427,812

METALS & MINING—0.1%
Cia Siderurgica Nacional SA- ADR	44,029	42,968
Gerdau SA- ADR	5,717	6,860
Vale SA- ADR	50,564	166,356

		216,184

OIL, GAS & CONSUMABLE FUELS—0.4%
Petroleo Brasileiro SA- ADR(a)	86,183	370,587
Ultrapar Participacoes SA- ADR	19,886	303,261

		673,848

WATER UTILITIES—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo- ADR	26,970	124,062

		1,946,229

CANADA—5.5%
AUTO COMPONENTS—0.3%
Magna International, Inc.	11,430	463,601

BANKS—1.6%
Bank of Montreal	7,625	430,203
Bank of Nova Scotia	12,180	492,559
Canadian Imperial Bank of Commerce	3,074	202,484
Royal Bank of Canada	17,137	918,201
Toronto-Dominion Bank	18,236	714,304

		2,757,751

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
CANADA—5.5%, continued
CHEMICALS—0.4%
Agrium, Inc.	3,522	$314,655
Methanex Corp.	7,953	262,529
Potash Corp of Saskatchewan, Inc.	10,495	179,674

		756,858

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.0%**
TransAlta Corp.	20,678	73,200

INSURANCE—0.4%
Manulife Financial Corp.	25,400	380,492
Sun Life Financial, Inc.	8,848	276,057

		656,549

MEDIA—0.1%
Shaw Communications, Inc., Class B	9,357	160,847

METALS & MINING—0.4%
Barrick Gold Corp.	12,151	89,674
Goldcorp, Inc.	22,274	257,488
Teck Resources Ltd., Class B	76,983	297,154

		644,316

OIL, GAS & CONSUMABLE FUELS—1.1%
Advantage Oil & Gas Ltd.(a)	18,950	96,266
Cenovus Energy, Inc.	18,779	236,991
Enbridge, Inc.	18,096	600,606
Encana Corp.	66,587	338,928
Suncor Energy, Inc.	23,377	603,127

		1,875,918

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
Brookfield Asset Management, Inc., Class A	20,511	646,712

ROAD & RAIL—0.8%
Canadian National Railway Co.	12,210	682,295
Canadian Pacific Railway Ltd.	5,165	659,054

		1,341,349

		9,377,101

CHILE—0.4%
AIRLINES—0.1%
Latam Airlines Group SA- ADR(a)	29,445	158,709

BEVERAGES—0.0%**
Embotelladora Andina SA, Class B- ADR	6,720	116,995

CHEMICALS—0.2%
Sociedad Quimica y Minera de Chile SA- ADR	15,440	293,514

METALS & MINING—0.1%
Antofagasta plc	12,055	82,924
Antofagasta plc- ADR	3,393	47,807

		130,731

		699,949

CHINA—3.8%
AIRLINES—0.1%
China Southern Airlines Co. Ltd.- ADR	5,546	211,580

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
CHINA—3.8%, continued
BANKS—0.5%
China Construction Bank Corp.- ADR	67,532	$919,110

CHEMICALS—0.2%
Sinopec Shanghai Petrochemical Co. Ltd.- ADR(a)	7,041	278,753

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Telecom Corp. Ltd.- ADR	6,115	284,042

INSURANCE—1.1%
China Life Insurance Co. Ltd.- ADR	66,612	1,065,126
Ping An Insurance Group Co. of China Ltd.- ADR	33,826	373,439
Ping An Insurance Group Co. of China Ltd., Class H	87,088	480,265

		1,918,830

INTERNET SOFTWARE & SERVICES—1.4%
Tencent Holdings Ltd.- ADR	119,811	2,350,692

ROAD & RAIL—0.1%
Guangshen Railway Co. Ltd.- ADR	8,797	217,462

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.2%
Lenovo Group Ltd.- ADR	18,577	372,933

		6,553,402

COLOMBIA—0.4%
BANKS—0.2%
BanColombia SA- ADR	10,431	279,029

OIL, GAS & CONSUMABLE FUELS—0.2%
Ecopetrol SA- ADR	50,865	356,564

		635,593

DENMARK—1.2%
BANKS—0.2%
Danske Bank A/S	11,624	311,899
Danske Bank A/S- ADR	6,614	88,098

		399,997

PHARMACEUTICALS—1.0%
Novo Nordisk A/S- ADR	28,510	1,655,861

		2,055,858

FINLAND—0.6%
COMMUNICATIONS EQUIPMENT—0.2%
Nokia OYJ- ADR	50,312	353,190

MACHINERY—0.2%
Kone OYJ, Class B	9,457	400,419

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ- ADR	32,308	294,003

		1,047,612

FRANCE—7.1%
AUTO COMPONENTS—0.6%
Cie Generale des Etablissements Michelin	1,074	102,226
Cie Generale des Etablissements Michelin- ADR	25,215	480,724
Valeo SA	931	143,537
Valeo SA- ADR	4,352	336,910

		1,063,397

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
FRANCE—7.1%, continued
AUTOMOBILES—0.3%
Renault SA	5,464	$546,922

BANKS—0.9%
BNP Paribas SA- ADR	28,958	818,353
Credit Agricole SA	11,014	129,791
Credit Agricole SA- ADR	14,211	83,276
Societe Generale SA	4,111	189,444
Societe Generale SA- ADR	36,300	334,686

		1,555,550

BUILDING PRODUCTS—0.3%
Cie de Saint-Gobain	11,742	508,843

CONSTRUCTION & ENGINEERING—0.5%
Bouygues SA	8,092	320,853
Vinci SA- ADR	30,694	492,485

		813,338

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Orange SA- ADR	20,175	335,510
Vivendi SA	9,270	199,093
Vivendi SA- ADR	1,680	35,868

		570,471

ELECTRICAL EQUIPMENT—0.6%
Legrand SA	17,254	975,977

ENERGY EQUIPMENT & SERVICES—0.2%
CGG SA(a)	670	1,954
CGG SA- ADR(a)	7,732	21,417
Technip SA- ADR	26,180	327,381

		350,752

FOOD & STAPLES RETAILING—0.2%
Carrefour SA	1,523	43,953
Carrefour SA- ADR	49,035	280,480

		324,433

FOOD PRODUCTS—0.7%
Danone SA- ADR	85,545	1,164,268

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Essilor International SA	4,503	561,236
Essilor International SA- ADR	952	59,685

		620,921

INSURANCE—0.5%
AXA SA- ADR	34,977	955,397

MEDIA—0.2%
Publicis Groupe SA- ADR	26,260	439,330

MULTI-UTILITIES—0.5%
Engie SA	2,524	44,708
Engie SA- ADR	17,681	311,185
Veolia Environnement SA	11,656	276,548
Veolia Environnement SA- ADR	8,771	206,908

		839,349

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
FRANCE—7.1%, continued
PERSONAL PRODUCTS—0.6%
L’Oreal SA	382	$64,254
L’Oreal SA- ADR	26,720	901,800

		966,054

SOFTWARE—0.3%
Dassault Systemes- ADR	6,224	498,854

		12,193,856

GERMANY—6.7%
AIR FREIGHT & LOGISTICS—0.4%
Deutsche Post AG	10,161	284,079
Deutsche Post AG- ADR	14,832	412,033

		696,112

AIRLINES—0.1%
Deutsche Lufthansa AG- ADR(a)	10,201	160,207

AUTOMOBILES—0.6%
Bayerische Motoren Werke AG- ADR	27,692	965,482

CAPITAL MARKETS—0.4%
Deutsche Bank AG	26,653	643,670

CHEMICALS—0.6%
BASF SE- ADR	13,580	1,032,284

DIVERSIFIED FINANCIAL SERVICES—0.3%
Deutsche Boerse AG	3,878	340,881
Deutsche Boerse AG- ADR	15,060	131,775

		472,656

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG- ADR	32,617	583,192

HEALTH CARE PROVIDERS & SERVICES—0.7%
Fresenius Medical Care AG & Co. KGaA- ADR	19,354	809,771
Fresenius SE & Co. KGaA	5,130	365,422

		1,175,193

INSURANCE—1.2%
Allianz SE- ADR	76,050	1,340,001
Muenchener Rueckversicherungs- Gesellschaft AG	1,682	335,117
Muenchener Rueckversicherungs-Gesellschaft AG- ADR	18,890	377,516

		2,052,634

MULTI-UTILITIES—0.1%
RWE AG	13,874	174,915
RWE AG- ADR	5,585	70,538

		245,453

PHARMACEUTICALS—0.7%
Bayer AG- ADR	9,846	1,229,125

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG- ADR	12,109	177,397

SOFTWARE—0.6%
SAP SE- ADR	12,252	969,133

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
GERMANY—6.7%, continued
TEXTILES, APPAREL & LUXURY GOODS—0.4%
adidas AG	1,323	$128,409
adidas AG- ADR	9,964	483,354
Puma SE	285	61,329

		673,092

TRADING COMPANIES & DISTRIBUTORS—0.2%
Brenntag AG	5,521	287,687

		11,363,317

HONG KONG—4.1%
BANKS—0.3%
BOC Hong Kong Holdings Ltd.	158,000	480,797
BOC Hong Kong Holdings Ltd.- ADR	1,754	106,503

		587,300

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Unicom Hong Kong Ltd.- ADR	24,284	292,865

ELECTRIC UTILITIES—0.3%
Cheung Kong Infrastructure Holdings Ltd.	54,000	498,899

INDUSTRIAL CONGLOMERATES—0.1%
Jardine Matheson Holdings Ltd.	751	36,369
Jardine Matheson Holdings Ltd.- ADR	3,618	174,677

		211,046

INSURANCE—0.5%
AIA Group Ltd.	151,200	903,433

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
Hang Lung Properties Ltd.	118,000	267,371
Hang Lung Properties Ltd.- ADR	4,159	46,872
Henderson Land Development Co. Ltd.	73,948	451,084
Sun Hung Kai Properties Ltd.	28,000	336,548
Sun Hung Kai Properties Ltd.- ADR	22,014	267,250
Swire Pacific Ltd., Class A	10,000	111,701
Swire Pacific Ltd., Class A- ADR	32,051	363,138
Swire Properties Ltd.	87,550	251,736
Wharf Holdings Ltd.	150,000	827,022

		2,922,722

SPECIALTY RETAIL—0.0%**
Esprit Holdings Ltd.	2,500	2,752
Esprit Holdings Ltd.- ADR	4,499	9,718

		12,470

TEXTILES, APPAREL & LUXURY GOODS—0.1%
Global Brands Group Holding Ltd.(a)	122,000	23,103
Li & Fung Ltd.	122,000	82,507
Li & Fung Ltd.- ADR	12,287	15,973

		121,583

WIRELESS TELECOMMUNICATION SERVICES—0.9%
China Mobile Ltd.- ADR	25,856	1,456,469

		7,006,787

HUNGARY—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Magyar Telekom Telecommunications plc- ADR(a)	11,582	80,379

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
HUNGARY—0.1%, continued
OIL, GAS & CONSUMABLE FUELS—0.0%**
MOL Hungarian Oil & Gas plc- ADR	796	$19,503

		99,882

INDIA—2.0%
BANKS—0.8%
HDFC Bank Ltd.- ADR	16,597	1,022,375
ICICI Bank Ltd.- ADR	53,449	418,506

		1,440,881

IT SERVICES—0.7%
Infosys Ltd.- ADR	35,912	601,526
Wipro Ltd.- ADR	50,683	584,882

		1,186,408

METALS & MINING—0.2%
Vedanta Ltd.- ADR	47,320	263,099

PHARMACEUTICALS—0.3%
Dr. Reddy’s Laboratories Ltd.- ADR	11,769	544,787

		3,435,175

INDONESIA—0.7%
BANKS—0.2%
PT Bank Mandiri- ADR	49,403	322,997

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telekomunikasi Indonesia Persero Tbk PT- ADR	18,427	818,159

MACHINERY—0.0%**
United Tractors Tbk PT- ADR	3,369	81,866

		1,223,022

IRELAND—1.3%
CONSTRUCTION MATERIALS—0.5%
CRH plc- ADR	27,925	804,799

PHARMACEUTICALS—0.4%
Shire plc- ADR	3,634	744,970

PROFESSIONAL SERVICES—0.4%
Experian plc	3,191	56,399
Experian plc- ADR	37,268	662,811

		719,210

		2,268,979

ISRAEL—0.7%
PHARMACEUTICALS—0.6%
Teva Pharmaceutical Industries Ltd.- ADR	13,991	918,369

SOFTWARE—0.1%
Check Point Software Technologies Ltd.(a)	2,576	209,635

		1,128,004

ITALY—1.8%
BANKS—0.5%
Intesa Sanpaolo SpA	108,407	360,020
Intesa Sanpaolo SpA- ADR	5,976	119,430
UniCredit SpA	62,353	344,731

		824,181

ELECTRIC UTILITIES—0.1%
Enel SpA	58,027	243,325

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
ITALY—1.8%, continued
INSURANCE—0.2%
Assicurazioni Generali SpA	16,056	$293,290

OIL, GAS & CONSUMABLE FUELS—0.4%
ENI SpA- ADR	23,598	703,220

TEXTILES, APPAREL & LUXURY GOODS—0.4%
Luxottica Group SpA- ADR	9,316	604,236

TRANSPORTATION INFRASTRUCTURE—0.2%
Atlantia SpA	13,863	366,793

		3,035,045

JAPAN—17.2%
AUTO COMPONENTS—0.5%
Bridgestone Corp.	4,656	159,707
Bridgestone Corp.- ADR	16,204	276,845
Denso Corp.	5,900	281,935
Denso Corp.- ADR	6,048	144,608

		863,095

AUTOMOBILES—2.4%
Honda Motor Co. Ltd.- ADR	32,346	1,032,808
Nissan Motor Co. Ltd.- ADR	36,396	763,770
Toyota Motor Corp.- ADR	18,470	2,272,549

		4,069,127

BANKS—1.7%
Mitsubishi UFJ Financial Group, Inc.- ADR	188,606	1,173,130
Mizuho Financial Group, Inc.- ADR	132,028	533,393
Sumitomo Mitsui Financial Group, Inc.- ADR	135,650	1,029,584
Sumitomo Mitsui Trust Holdings, Inc.	2,980	11,286
Sumitomo Mitsui Trust Holdings, Inc.- ADR	39,737	151,199

		2,898,592

BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd.	3,000	17,186
Asahi Glass Co. Ltd.- ADR	21,219	120,312

		137,498

CAPITAL MARKETS—0.5%
Daiwa Securities Group, Inc.	16,000	97,819
Daiwa Securities Group, Inc.- ADR	49,678	302,042
Nomura Holdings, Inc.- ADR	68,574	380,586

		780,447

CHEMICALS—0.5%
Nitto Denko Corp.	500	36,503
Nitto Denko Corp.- ADR	11,626	425,279
Shin-Etsu Chemical Co. Ltd.	4,200	228,336
Sumitomo Chemical Co. Ltd.	38,000	218,238

		908,356

COMMERCIAL SERVICES & SUPPLIES—0.3%
Dai Nippon Printing Co. Ltd.	50,000	494,432
Dai Nippon Printing Co. Ltd.- ADR	37	365

		494,797

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
JAPAN—17.2%, continued
CONSTRUCTION & ENGINEERING—0.4%
JGC Corp.	9,000	$137,756
Obayashi Corp.	55,000	507,496

		645,252

DIVERSIFIED FINANCIAL SERVICES—0.2%
ORIX Corp.	2,300	32,266
ORIX Corp.- ADR	5,614	394,327

		426,593

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
Nippon Telegraph & Telephone Corp.- ADR	26,412	1,049,613

ELECTRIC UTILITIES—0.2%
Chubu Electric Power Co., Inc.	12,600	172,541
Tohoku Electric Power Co., Inc.	12,700	158,767

		331,308

ELECTRICAL EQUIPMENT—0.3%
Nidec Corp.- ADR	30,872	563,105

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
Hitachi Ltd.	11,000	62,330
Hitachi Ltd.- ADR	4,047	229,465
Kyocera Corp.	2,800	130,034
Kyocera Corp.- ADR	3,162	145,800
Murata Manufacturing Co. Ltd.	2,300	330,927
TDK Corp.	800	51,235
TDK Corp.- ADR	826	52,959

		1,002,750

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
Hoya Corp.	9,500	388,480
Hoya Corp.- ADR	1,734	71,423
Terumo Corp.	11,800	365,722

		825,625

HOUSEHOLD DURABLES—1.0%
Panasonic Corp.	18,600	188,558
Panasonic Corp.- ADR	21,410	216,883
Sekisui House Ltd.	8,000	134,510
Sekisui House Ltd.- ADR	30,149	508,614
Sharp Corp.(a)	10,000	10,314
Sharp Corp.- ADR(a)	17,095	17,095
Sony Corp.- ADR	23,902	588,228

		1,664,202

INSURANCE—0.6%
MS&AD Insurance Group Holdings, Inc.- ADR	34,266	499,770
Tokio Marine Holdings, Inc.	4,600	177,673
Tokio Marine Holdings, Inc.- ADR	7,354	285,887

		963,330

INTERNET & CATALOG RETAIL—0.1%
Rakuten, Inc.	18,400	211,927

IT SERVICES—0.1%
Fujitsu Ltd.	20,000	99,823
Fujitsu Ltd.- ADR	1,240	30,764

		130,587

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
JAPAN—17.2%, continued
MACHINERY—1.2%
FANUC Corp.	400	$68,916
FANUC Corp.- ADR	22,452	646,730
Kubota Corp.- ADR	7,847	607,240
Makita Corp.	600	34,576
Makita Corp.- ADR	4,936	286,288
SMC Corp.	1,900	493,494

		2,137,244

MARINE—0.0%**
Nippon Yusen KK- ADR	7,243	34,766

METALS & MINING—0.3%
Nippon Steel Corp.	12,700	251,236
Sumitomo Metal Mining Co. Ltd.	23,000	279,195

		530,431

PERSONAL PRODUCTS—0.5%
Kao Corp.	1,000	51,389
Kao Corp.- ADR	10,418	535,693
Shiseido Co. Ltd.	2,100	43,572
Shiseido Co. Ltd.- ADR	15,035	312,653

		943,307

PHARMACEUTICALS—0.7%
Astellas Pharma, Inc.	13,000	185,065
Astellas Pharma, Inc.- ADR	22,165	317,181
Daiichi Sankyo Co. Ltd.	7,700	158,926
Daiichi Sankyo Co. Ltd.- ADR	1,901	39,493
Takeda Pharmaceutical Co. Ltd.	2,700	134,621
Takeda Pharmaceutical Co. Ltd.- ADR	17,304	433,119

		1,268,405

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
Daiwa House Industry Co. Ltd.- ADR	15,470	445,072
Mitsubishi Estate Co. Ltd.	11,000	228,727
Mitsubishi Estate Co. Ltd.- ADR	8,499	176,397
Mitsui Fudosan Co. Ltd.	15,000	376,468
Sumitomo Realty & Development Co. Ltd.	9,000	256,884

		1,483,548

ROAD & RAIL—0.8%
Central Japan Railway Co.	1,348	239,316
East Japan Railway Co.	3,590	338,055
East Japan Railway Co.- ADR	29,226	458,410
Keikyu Corp.	37,000	305,740

		1,341,521

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Rohm Co. Ltd.	700	35,456
Rohm Co. Ltd.- ADR	2,660	67,324

		102,780

SOFTWARE—0.1%
Nintendo Co. Ltd.	300	41,253
Nintendo Co. Ltd.- ADR	11,880	204,989

		246,242

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
JAPAN—17.2%, continued
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
Canon, Inc.- ADR	18,193	$548,155
FUJIFILM Holdings Corp.- ADR	11,626	484,862
Seiko Epson Corp.	1,200	18,479
Seiko Epson Corp.- ADR	10,312	79,609

		1,131,105

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Wacoal Holdings Corp.- ADR	5,242	313,262

TRADING COMPANIES & DISTRIBUTORS—0.2%
Mitsui & Co. Ltd.- ADR	1,637	389,770

WIRELESS TELECOMMUNICATION SERVICES—0.9%
KDDI Corp.- ADR	36,546	473,088
NTT DoCoMo, Inc.- ADR	25,911	531,175
SoftBank Group Corp.	6,500	328,058
SoftBank Group Corp.- ADR	6,172	155,442

		1,487,763

		29,376,348

JERSEY—0.2%
METALS & MINING—0.2%
Randgold Resources Ltd.- ADR	6,079	376,472

LUXEMBOURG—0.2%
ENERGY EQUIPMENT & SERVICES—0.2%
Tenaris SA- ADR	14,688	349,574

MEXICO—1.3%
BEVERAGES—0.2%
Coca-Cola Femsa SAB de CV- ADR	5,797	410,486

CONSTRUCTION MATERIALS—0.2%
Cemex SAB de CV- ADR(a)	67,979	378,643

FOOD & STAPLES RETAILING—0.2%
Wal-Mart de Mexico SAB de CV- ADR	12,772	321,216

MEDIA—0.2%
Grupo Televisa SAB- ADR	11,081	301,514

METALS & MINING—0.1%
Fresnillo plc	14,613	151,933

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico SAB de CV- ADR	4,513	398,408

WIRELESS TELECOMMUNICATION SERVICES—0.2%
America Movil SAB de CV, Class L- ADR	17,340	243,800

		2,206,000

NETHERLANDS—2.1%
BANKS—0.3%
ING Groep NV- ADR	41,830	563,032

CHEMICALS—0.1%
Akzo Nobel NV- ADR	10,773	239,322

FOOD & STAPLES RETAILING—0.3%
Koninklijke Ahold NV- ADR	23,941	505,991

INDUSTRIAL CONGLOMERATES—0.4%
Koninklijke Philips NV—NY Registry Shares	30,708	781,519

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
NETHERLANDS—2.1%, continued
INSURANCE—0.1%
Aegon NV—NY Registry Shares	23,208	$131,589

LIFE SCIENCES TOOLS & SERVICES—0.3%
QIAGEN NV(a)	16,784	464,078

MEDIA—0.2%
Wolters Kluwer NV	954	32,038
Wolters Kluwer NV- ADR	7,337	245,863

		277,901

OIL, GAS & CONSUMABLE FUELS—0.1%
Koninklijke Vopak NV	3,557	153,182

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
ASML Holding NV—NY Registry Shares	4,549	403,815

SOFTWARE—0.1%
Gemalto NV	2,161	129,664

		3,650,093

NORWAY—0.6%
CHEMICALS—0.2%
Yara International ASA- ADR	7,283	312,295

METALS & MINING—0.1%
Norsk Hydro ASA	28,584	106,249
Norsk Hydro ASA- ADR	13,201	49,702

		155,951

OIL, GAS & CONSUMABLE FUELS—0.3%
Statoil ASA- ADR	41,206	575,236

		1,043,482

PHILIPPINES—0.2%
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Philippine Long Distance Telephone Co.- ADR	7,932	339,093

PORTUGAL—0.1%
ELECTRIC UTILITIES—0.1%
EDP—Energias de Portugal SA	20,520	73,941
EDP—Energias de Portugal SA- ADR	1,231	44,513

		118,454

RUSSIA—0.2%
MEDIA—0.0%**
CTC Media, Inc.	28,039	51,872

WIRELESS TELECOMMUNICATION SERVICES—0.2%
Mobile TeleSystems PJSC- ADR	37,298	230,502

		282,374

SINGAPORE—1.7%
BANKS—1.1%
DBS Group Holdings Ltd.	10,656	124,883
DBS Group Holdings Ltd.- ADR	18,371	857,834
United Overseas Bank Ltd.	24,187	333,461
United Overseas Bank Ltd.- ADR	22,014	606,486

		1,922,664

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Singapore Telecommunications Ltd.	86,000	221,731
Singapore Telecommunications Ltd.- ADR	6,886	177,314

		399,045

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
SINGAPORE—1.7%, continued
INDUSTRIAL CONGLOMERATES—0.3%
Keppel Corp. Ltd.	11,721	$53,544
Keppel Corp. Ltd.- ADR	49,775	454,197

		507,741

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%**
Keppel REIT	737	483

		2,829,933

SOUTH AFRICA—0.8%
BANKS—0.1%
Standard Bank Group Ltd.- ADR	11,694	84,782

METALS & MINING—0.0%**
Impala Platinum Holdings Ltd.- ADR(a)	15,171	25,637

OIL, GAS & CONSUMABLE FUELS—0.4%
Sasol Ltd.- ADR	28,422	762,278

TRADING COMPANIES & DISTRIBUTORS—0.1%
Barloworld Ltd.	45,286	182,161

WIRELESS TELECOMMUNICATION SERVICES—0.2%
MTN Group Ltd.- ADR	31,552	267,245

		1,322,103

SOUTH KOREA—2.2%
BANKS—1.3%
KB Financial Group, Inc.- ADR	35,152	979,687
Shinhan Financial Group Co. Ltd.- ADR	30,017	1,008,271
Woori Bank- ADR	9,632	217,683

		2,205,641

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
KT Corp.- ADR	41,800	497,838

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
LG Display Co. Ltd.- ADR	42,203	440,599

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SK Telecom Co. Ltd.- ADR	32,754	659,993

		3,804,071

SPAIN—1.9%
BANKS—0.7%
Banco Bilbao Vizcaya Argentaria SA- ADR	68,498	502,091
Banco Santander SA- ADR	141,790	690,517

		1,192,608

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telefonica SA- ADR	37,220	411,653

ELECTRIC UTILITIES—0.2%
Iberdrola SA- ADR	15,225	431,172

METALS & MINING—0.1%
Acerinox SA	16,589	169,210

OIL, GAS & CONSUMABLE FUELS—0.3%
Repsol SA	20,489	225,569
Repsol SA- ADR	26,386	293,676

		519,245

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
SPAIN—1.9%, continued
SPECIALTY RETAIL—0.4%
Industria de Diseno Textil SA	17,640	$606,007

		3,329,895

SWEDEN—2.5%
COMMUNICATIONS EQUIPMENT—0.3%
Telefonaktiebolaget LM Ericsson- ADR	48,767	468,651

CONSTRUCTION & ENGINEERING—0.4%
Skanska AB, Class B	37,142	720,317

HOUSEHOLD PRODUCTS—0.2%
Svenska Cellulosa AB SCA, Class B	12,219	354,108

MACHINERY—0.9%
Alfa Laval AB	23,419	427,539
Atlas Copco AB, Class A	8,922	218,810
Atlas Copco AB, Class A- ADR	18,292	446,672
Sandvik AB	19,176	167,158
Sandvik AB- ADR	20,116	173,802

		1,433,981

METALS & MINING—0.2%
Boliden AB	22,985	385,095

OIL, GAS & CONSUMABLE FUELS—0.2%
Lundin Petroleum AB(a)	20,989	302,858

SPECIALTY RETAIL—0.3%
Hennes & Mauritz AB (H&M), Class B	3,195	113,647
Hennes & Mauritz AB- ADR	65,360	461,769

		575,416

		4,240,426

SWITZERLAND—7.1%
CAPITAL MARKETS—1.1%
Credit Suisse Group AG- ADR(a)	27,848	604,023
Julius Baer Group Ltd.(a)	9,537	461,373
UBS Group AG	46,462	899,969

		1,965,365

CHEMICALS—0.6%
Syngenta AG- ADR	12,090	951,846

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG- ADR	7,140	357,214

ELECTRICAL EQUIPMENT—0.6%
ABB Ltd.- ADR(a)	61,282	1,086,530

FOOD PRODUCTS—0.3%
Barry Callebaut AG(a)	397	431,230

INSURANCE—0.8%
Swiss Re AG	3,563	347,985
Zurich Insurance Group AG- ADR(a)	39,970	1,024,231

		1,372,216

MACHINERY—0.2%
Schindler Holding AG	1,587	267,630

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
SWITZERLAND—7.1%,continued
PHARMACEUTICALS—2.8%
Novartis AG- ADR	28,388	$2,442,504
Roche Holding AG- ADR	67,656	2,332,102

		4,774,606

PROFESSIONAL SERVICES—0.2%
Adecco SA(a)	4,136	283,079
Adecco SA- ADR(a)	1,206	41,209

		324,288

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Logitech International SA	10,434	157,240

TRADING COMPANIES & DISTRIBUTORS—0.2%
Wolseley plc	537	29,166
Wolseley plc- ADR	63,056	345,862

		375,028

		12,063,193

TAIWAN—2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
Chunghwa Telecom Co. Ltd.- ADR	38,672	1,161,320

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
AU Optronics Corp.- ADR	56,975	165,797

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
Advanced Semiconductor Engineering, Inc.- ADR	101,549	575,783
Siliconware Precision Industries Co. Ltd.- ADR	70,913	549,576
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	77,900	1,772,225
United Microelectronics Corp.- ADR	191,039	359,153

		3,256,737

		4,583,854

TURKEY—0.2%
BANKS—0.1%
Turkiye Garanti Bankasi AS- ADR	59,610	141,872

WIRELESS TELECOMMUNICATION SERVICES—0.1%
Turkcell Iletisim Hizmetleri AS- ADR	26,648	226,241

		368,113

UNITED KINGDOM—12.7%
BANKS—1.8%
Barclays plc- ADR	50,461	653,975
HSBC Holdings plc- ADR	44,158	1,742,916
Lloyds Banking Group plc- ADR	102,926	448,757
Standard Chartered plc	33,979	281,929

		3,127,577

CAPITAL MARKETS—0.0%**
Man Group plc	3,940	10,136
Man Group plc- ADR	7,608	18,868

		29,004

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
BT Group plc- ADR	18,204	630,041

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
UNITED KINGDOM—12.7%, continued
ELECTRIC UTILITIES—0.4%
SSE plc	2,983	$66,980
SSE plc- ADR	26,274	587,618

		654,598

ENERGY EQUIPMENT & SERVICES—0.3%
AMEC Foster Wheeler plc	32,410	204,593
Subsea 7 SA(a)	36,082	255,388
Subsea 7 SA- ADR(a)	3,305	23,185

		483,166

FOOD & STAPLES RETAILING—0.3%
J Sainsbury plc	4,806	18,302
J Sainsbury plc- ADR	18,741	283,833
Wm Morrison Supermarkets plc	29,374	64,002
Wm Morrison Supermarkets plc- ADR	8,054	88,151

		454,288

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Smith & Nephew plc	4,232	75,423
Smith & Nephew plc- ADR	17,185	611,786

		687,209

HOTELS, RESTAURANTS & LEISURE—0.8%
Compass Group plc	2,247	38,936
Compass Group plc- ADR	47,072	829,409
InterContinental Hotels Group plc- ADR	11,424	442,566

		1,310,911

HOUSEHOLD PRODUCTS—0.7%
Reckitt Benckiser Group plc	3,212	297,194
Reckitt Benckiser Group plc- ADR	51,855	971,763

		1,268,957

INSURANCE—0.9%
Aviva plc	41,971	318,580
Aviva plc- ADR	6,116	93,024
Prudential plc- ADR	24,107	1,086,744

		1,498,348

MEDIA—1.3%
Pearson plc- ADR	23,760	256,133
RELX plc- ADR	36,928	658,426
Sky plc	3,176	52,063
Sky plc- ADR	6,005	395,609
WPP plc- ADR	6,767	776,446

		2,138,677

MULTILINE RETAIL—0.4%
Marks & Spencer Group plc	10,719	71,369
Marks & Spencer Group plc- ADR	17,019	227,289
Next plc	3,156	338,862

		637,520

MULTI-UTILITIES—0.7%
National Grid plc- ADR	16,906	1,175,643

	SHARES	FAIR VALUE
COMMON STOCKS—98.3%, continued
UNITED KINGDOM—12.7%, continued
OIL, GAS & CONSUMABLE FUELS—0.6%
BG Group plc	6,208	$89,990
BG Group plc- ADR	48,093	698,310
Tullow Oil plc(a)	75,462	184,841
Tullow Oil plc- ADR(a)	15,976	18,660

		991,801

PERSONAL PRODUCTS—0.7%
Unilever NV—NY Registry Shares	28,732	1,244,670

PHARMACEUTICALS—1.3%
AstraZeneca plc- ADR	31,680	1,075,536
GlaxoSmithKline plc- ADR	28,888	1,165,631
Indivior plc	3,212	8,876
Indivior plc- ADR	1,963	27,374

		2,277,417

PROFESSIONAL SERVICES—0.1%
Capita plc	12,030	214,044

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Land Securities Group plc REIT	16,051	278,245

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
ARM Holdings plc- ADR	8,551	386,847

SOFTWARE—0.2%
Sage Group plc	33,781	300,146
Sage Group plc- ADR	2,320	82,546

		382,692

SPECIALTY RETAIL—0.2%
Kingfisher plc- ADR	29,151	283,202

WATER UTILITIES—0.3%
Severn Trent plc	6,683	213,633
United Utilities Group plc	2,386	32,853
United Utilities Group plc- ADR	12,883	352,930

		599,416

WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group plc- ADR	26,458	853,535

		21,607,808

UNITED STATES—0.7%
HOTELS, RESTAURANTS & LEISURE—0.3%
Carnival plc- ADR	7,671	436,633

MEDIA—0.1%
Thomson Reuters Corp.	7,011	265,366

METALS & MINING—0.1%
Sims Metal Management Ltd.- ADR	21,356	110,838

PHARMACEUTICALS—0.2%
Valeant Pharmaceuticals International, Inc.(a)	3,643	370,311

		1,183,148

TOTAL COMMON STOCKS (COST $162,402,653)		167,796,119

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2015

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
PREFERRED STOCKS—0.3%
BRAZIL—0.3%
BANKS—0.2%
Itau Unibanco Holding SA- ADR	43,666	284,266

FOOD & STAPLES RETAILING—0.1%
Cia Brasileira de Distribuicao- ADR	11,237	118,213

		402,479

TOTAL PREFERRED STOCKS (COST $808,789)		402,479

WARRANT—0.0%**
HONG KONG—0.0%**
Sun Hung Kai Properties Ltd., expiring 4/22/16 (a) (COST $—)	916	227

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 0.50%, 6/15/16(b)	$1,000,000	1,000,000
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17(b)	600,000	600,000

TOTAL CORPORATE NOTES (COST $1,600,000)		1,600,000

TOTAL INVESTMENTS (Cost* $164,811,442—Unrealized gain/loss $4,987,383)—99.5%		$169,798,825
Other assets in excess of liabilities—0.5%		931,370

NET ASSETS—100%		$170,730,195

(a)	Non-income producing securities.
(b)	Illiquid security.
*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio managers’ commentary

In 2015, stock returns cooled off from double-digit positive returns the past three years. In fact, the Standard and Poor’s 500 Index price return was -0.73 percent. Dividends are the only reason total returns ended positive at 1.37 percent. In terms of major asset classes, only real estate investment trusts did better at 1.76 percent, while the Barclays U.S. Aggregate Bond Index did worse – but stayed positive at 0.55 percent. Mid-cap and small cap stock indexes, as well as international stock and bond indexes, all recorded negative returns. Commodities, as measured by the Bloomberg Commodity Index, were off a whopping 24.70 percent – the fifth straight year of negative returns. Crude oil is responsible for a big part of this drop, starting the year at around $52 per barrel and meandering around before ending at around $37 per barrel.

Among the 10 stock sectors of the S&P 500, an even split developed between winners and losers with consumer (discretionary and staples), health care, information technology and telecommunication services sectors ending positive, and financials, industrials, utilities, materials, and energy sectors ending negative.

Returns also diverged among styles, with the S&P 500 Value Index ending negative at -3.14 percent whereas the S&P 500 Growth Index ended positive at 5.51 percent.

For the year ended December 31, 2015, the Praxis Value Index Fund Class I Shares returned -6.00 percent, and the Class A Shares (without load) returned -6.41 percent, underperforming the -3.14 percent return of the benchmark (S&P 500 Value Index). The margin of underperformance was larger than expected, and was primarily a result of the Fund’s screening out of a few large integrated oil companies. In order to maintain the fundamental characteristics of the excluded companies, we purchased smaller energy companies that were more directly impacted by the dramatic decline in oil prices during the year. The excluded companies, which comprise a material portion of the benchmark, were impacted by the decline in oil prices, but to a lesser extent.

The annual mid-December reconstitution of the benchmark index and our routine updating of our screening list again caused some shuffling of portfolio holdings. This is always a good opportunity to realign our efforts to track benchmark returns.

Dale Snyder, CFA®

Praxis Value Index Fund Manager

Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review

Growth of $10,000 investment from 12/31/05 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/05 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Value Index Fund
Class A*	5/1/01	-11.30%	9.46%	7.98%	3.22%	0.87%	0.87%
Class A (Without Load)	5/1/01	-6.41%	11.43%	9.15%	3.78%
Class I**	5/1/06	-6.00%	12.01%	9.81%	4.29%	0.45%	0.45%
S&P 500 Value Index[1]		-3.14%	12.82%	10.95%	5.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2015.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Value Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%
AIR FREIGHT & LOGISTICS—1.2%
FedEx Corp.	5,156	$768,193
United Parcel Service, Inc., Class B	7,914	761,564

		1,529,757

AIRLINES—0.9%
American Airlines Group, Inc.	10,440	442,134
Delta Air Lines, Inc.	9,630	488,145
United Continental Holdings, Inc.(a)	3,890	222,897

		1,153,176

AUTO COMPONENTS—0.8%
BorgWarner, Inc.	4,390	189,780
Goodyear Tire & Rubber Co.	4,500	147,015
Johnson Controls, Inc.	16,631	656,758

		993,553

AUTOMOBILES—1.5%
Ford Motor Co.	70,233	989,583
General Motors Co.	30,620	1,041,386

		2,030,969

BANKS—12.0%
Bank of America Corp.	153,220	2,578,693
BB&T Corp.	13,054	493,572
Citigroup, Inc.	43,026	2,226,596
Comerica, Inc.	4,021	168,198
Huntington Bancshares, Inc.	18,154	200,783
JPMorgan Chase & Co.	57,942	3,825,910
KeyCorp	19,528	257,574
M&T Bank Corp.	2,256	273,382
PNC Financial Services Group, Inc.	7,721	735,889
Regions Financial Corp.	24,860	238,656
SunTrust Banks, Inc.	6,766	289,855
U.S. Bancorp	15,437	658,697
Wells Fargo & Co.	66,409	3,609,993
Zions Bancorp	9,110	248,703

		15,806,501

BEVERAGES—1.8%
Coca-Cola Co.	29,710	1,276,341
PepsiCo, Inc.	10,879	1,087,030

		2,363,371

BIOTECHNOLOGY—0.6%
Amgen, Inc.	2,584	419,461
Baxalta, Inc.	5,730	223,642
Vertex Pharmaceuticals, Inc.(a)	1,410	177,420

		820,523

CAPITAL MARKETS—3.1%
Ameriprise Financial, Inc.	1,806	192,194
Bank of New York Mellon Corp.	14,064	579,718
BlackRock, Inc.	932	317,365
Charles Schwab Corp.	4,200	138,306
Franklin Resources, Inc.	7,540	277,623
Goldman Sachs Group, Inc.	6,557	1,181,768
Invesco Ltd.	4,702	157,423
Morgan Stanley	15,791	502,312

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
CAPITAL MARKETS—3.1%, continued
Northern Trust Corp.	3,977	$286,702
State Street Corp.	6,240	414,086

		4,047,497

CHEMICALS—2.3%
Air Products & Chemicals, Inc.	2,567	333,992
Dow Chemical Co.	9,880	508,623
E.I. du Pont de Nemours & Co.	13,229	881,051
Eastman Chemical Co.	5,570	376,031
Ecolab, Inc.	1,616	184,838
Mosaic Co.	4,920	135,743
Praxair, Inc.	5,656	579,174

		2,999,452

COMMERCIAL SERVICES & SUPPLIES—0.3%
Tyco International plc	13,821	440,752

COMMUNICATIONS EQUIPMENT—0.6%
Cisco Systems, Inc.	30,465	827,277

CONSUMER FINANCE—1.0%
American Express Co.	7,624	530,249
Capital One Financial Corp.	10,900	786,762

		1,317,011

CONTAINERS & PACKAGING—0.5%
Avery Dennison Corp.	3,086	193,369
Ball Corp.	4,084	297,029
Owens-Illinois, Inc.(a)	7,755	135,092

		625,490

DISTRIBUTORS—0.2%
Genuine Parts Co.	3,080	264,541

DIVERSIFIED CONSUMER SERVICES—0.2%
H&R Block, Inc.	6,094	202,991

DIVERSIFIED FINANCIAL SERVICES—3.4%
Berkshire Hathaway, Inc., Class B(a)	27,382	3,615,519
CME Group, Inc.	5,240	474,744
McGraw Hill Financial, Inc.	3,488	343,847

		4,434,110

DIVERSIFIED TELECOMMUNICATION SERVICES—4.8%
AT&T, Inc.	92,678	3,189,050
CenturyLink, Inc.	7,688	193,430
Frontier Communications Corp.	55,538	259,362
Level 3 Communications, Inc.(a)	2,500	135,900
Verizon Communications, Inc.	55,790	2,578,614

		6,356,356

ELECTRIC UTILITIES—3.7%
American Electric Power Co., Inc.	8,370	487,720
Duke Energy Corp.	15,864	1,132,531
Edison International	5,717	338,504
NextEra Energy, Inc.	8,265	858,651
PPL Corp.	14,801	505,158
Southern Co.	24,911	1,165,586
Xcel Energy, Inc.	8,784	315,433

		4,803,583

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
ELECTRICAL EQUIPMENT—1.5%
Eaton Corp. plc	9,050	$470,962
Emerson Electric Co.	22,204	1,062,017
Rockwell Automation, Inc.	4,780	490,476

		2,023,455

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
Corning, Inc.	16,306	298,074
TE Connectivity Ltd.	3,956	255,597

		553,671

ENERGY EQUIPMENT & SERVICES—2.4%
Baker Hughes, Inc.	11,020	508,573
Cameron International Corp.(a)	1,538	97,202
Diamond Offshore Drilling, Inc.	12,263	258,749
FMC Technologies, Inc.(a)	6,180	179,282
National Oilwell Varco, Inc.	9,526	319,026
Schlumberger Ltd.	23,200	1,618,200
Transocean Ltd.	11,520	142,617

		3,123,649

FOOD & STAPLES RETAILING—2.9%
CVS Health Corp.	6,233	609,401
Kroger Co.	19,164	801,630
Sysco Corp.	10,383	425,703
Wal-Mart Stores, Inc.	28,280	1,733,564
Whole Foods Market, Inc.	6,300	211,050

		3,781,348

FOOD PRODUCTS—1.9%
General Mills, Inc.	8,384	483,422
Kellogg Co.	3,959	286,117
Keurig Green Mountain, Inc.	1,810	162,864
Kraft Heinz Co.	8,290	603,180
Mondelez International, Inc., Class A	21,812	978,050

		2,513,633

GAS UTILITIES—0.1%
AGL Resources, Inc.	2,590	165,268

HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
Abbott Laboratories	5,540	248,801
Baxter International, Inc.	5,470	208,680
Medtronic plc	37,130	2,856,040

		3,313,521

HEALTH CARE PROVIDERS & SERVICES—2.0%
Cardinal Health, Inc.	4,550	406,178
Cigna Corp.	1,255	183,644
Express Scripts Holding Co.(a)	10,087	881,705
HCA Holdings, Inc.(a)	2,390	161,636
Humana, Inc.	2,730	487,332
McKesson Corp.	2,344	462,307

		2,582,802

HOTELS, RESTAURANTS & LEISURE—1.8%
Carnival Corp.	8,393	457,251
McDonald’s Corp.	10,640	1,257,010
Starbucks Corp.	4,360	261,731
Starwood Hotels & Resorts Worldwide, Inc.	3,716	257,444
Wyndham Worldwide Corp.	2,711	196,954

		2,430,390

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
HOUSEHOLD DURABLES—0.4%
D.R. Horton, Inc.	8,094	$259,251
Whirlpool Corp.	1,752	257,316

		516,567

HOUSEHOLD PRODUCTS—3.1%
Colgate-Palmolive Co.	6,578	438,226
Kimberly-Clark Corp.	1,090	138,757
Procter & Gamble Co.	44,528	3,535,969

		4,112,952

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.4%
AES Corp.	26,264	251,346
NRG Energy, Inc.	19,466	229,115

		480,461

INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	16,665	2,510,415
Roper Technologies, Inc.	1,010	191,688

		2,702,103

INSURANCE—5.9%
ACE Ltd.	4,420	516,477
Aflac, Inc.	10,310	617,569
Allstate Corp.	8,739	542,605
American International Group, Inc.	21,857	1,354,478
Aon plc	2,267	209,040
Assurant, Inc.	2,924	235,499
Chubb Corp.	3,750	497,400
Cincinnati Financial Corp.	3,262	193,013
Hartford Financial Services Group, Inc.	4,990	216,866
Lincoln National Corp.	3,280	164,853
Marsh & McLennan Cos., Inc.	5,930	328,819
MetLife, Inc.	20,563	991,342
Principal Financial Group, Inc.	3,230	145,285
Progressive Corp.	9,953	316,505
Prudential Financial, Inc.	8,520	693,613
Travelers Cos., Inc.	5,533	624,454
Unum Group	4,280	142,481

		7,790,299

INTERNET SOFTWARE & SERVICES—0.4%
eBay, Inc.(a)	7,498	206,045
Yahoo!, Inc.(a)	11,510	382,823

		588,868

IT SERVICES—2.3%
Fidelity National Information Services, Inc.	3,862	234,037
International Business Machines Corp.	11,962	1,646,210
Mastercard, Inc., Class A	2,880	280,397
Paychex, Inc.	3,684	194,847
PayPal Holdings, Inc.(a)	6,598	238,847
Western Union Co.	10,989	196,813
Xerox Corp.	15,601	165,839

		2,956,990

LIFE SCIENCES TOOLS & SERVICES—0.4%
Thermo Fisher Scientific, Inc.	3,244	460,161

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
MACHINERY—2.7%
Deere & Co.	8,957	$683,150
Dover Corp.	7,213	442,229
Flowserve Corp.	3,900	164,112
Illinois Tool Works, Inc.	7,035	652,004
Ingersoll-Rand plc	5,365	296,631
Joy Global, Inc.	10,200	128,622
PACCAR, Inc.	3,666	173,768
Parker-Hannifin Corp.	3,757	364,354
Stanley Black & Decker, Inc.	2,630	280,700
Xylem, Inc.	10,598	386,827

		3,572,397

MEDIA—1.9%
CBS Corp., Class B	5,470	257,801
Comcast Corp., Class A	15,295	863,097
Omnicom Group, Inc.	2,019	152,757
Time Warner Cable, Inc.	1,047	194,313
Time Warner, Inc.	8,992	581,513
Walt Disney Co.	4,797	504,069

		2,553,550

METALS & MINING—0.4%
Newmont Mining Corp.	10,380	186,736
Nucor Corp.	9,290	374,387

		561,123

MULTILINE RETAIL—0.8%
Kohl’s Corp.	2,800	133,364
Macy’s, Inc.	3,933	137,577
Target Corp.	11,166	810,763

		1,081,704

MULTI-UTILITIES—1.5%
CenterPoint Energy, Inc.	9,131	167,645
Consolidated Edison, Inc.	9,561	614,486
DTE Energy Co.	3,270	262,221
NiSource, Inc.	11,844	231,076
SCANA Corp.	4,988	301,724
Sempra Energy	4,883	459,051

		2,036,203

OIL, GAS & CONSUMABLE FUELS—8.6%
Apache Corp.	9,988	444,167
ConocoPhillips	48,057	2,243,781
Denbury Resources, Inc.	63,189	127,642
EOG Resources, Inc.	7,770	550,038
EQT Corp.	2,798	145,860
Hess Corp.	16,310	790,709
Kinder Morgan, Inc.	43,511	649,184
Marathon Oil Corp.	53,336	671,500
Marathon Petroleum Corp.	13,436	696,522
Murphy Oil Corp.	28,246	634,123
Noble Energy, Inc.	14,958	492,567
Occidental Petroleum Corp.	20,170	1,363,694
ONEOK, Inc.	10,535	259,793
Phillips 66	14,384	1,176,611
QEP Resources, Inc.	12,478	167,205

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
OIL, GAS & CONSUMABLE FUELS—8.6%, continued
Spectra Energy Corp.	27,629	$661,438
Williams Cos., Inc.	9,371	240,835

		11,315,669

PAPER & FOREST PRODUCTS—0.2%
International Paper Co.	5,781	217,944

PERSONAL PRODUCTS—0.3%
Avon Products, Inc.	48,712	197,284
Estee Lauder Cos., Inc., Class A	2,200	193,732

		391,016

PHARMACEUTICALS—5.8%
AbbVie, Inc.	6,808	403,306
Bristol-Myers Squibb Co.	15,019	1,033,157
Eli Lilly & Co.	13,497	1,137,257
Johnson & Johnson	25,081	2,576,320
Mallinckrodt plc(a)	2,980	222,398
Merck & Co., Inc.	43,421	2,293,497

		7,665,935

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.8%
HCP, Inc.	4,327	165,465
Prologis, Inc.	4,597	197,303
Simon Property Group, Inc.	1,429	277,855
Vornado Realty Trust	1,493	149,240
Weyerhaeuser Co.	6,909	207,132

		996,995

ROAD & RAIL—1.1%
CSX Corp.	10,090	261,835
Norfolk Southern Corp.	4,645	392,921
Ryder System, Inc.	4,249	241,471
Union Pacific Corp.	6,320	494,224

		1,390,451

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
Analog Devices, Inc.	6,343	350,895
Applied Materials, Inc.	11,897	222,117
Intel Corp.	39,838	1,372,419
Micron Technology, Inc.(a)	10,330	146,273

		2,091,704

SOFTWARE—1.5%
Adobe Systems, Inc.(a)	1,819	170,877
CA, Inc.	7,512	214,543
Microsoft Corp.	8,480	470,470
Oracle Corp.	26,072	952,410
salesforce.com, Inc.(a)	2,090	163,856

		1,972,156

SPECIALTY RETAIL—0.8%
Best Buy Co., Inc.	7,220	219,849
Gap, Inc.	10,170	251,199
Home Depot, Inc.	1,182	156,319
Staples, Inc.	25,360	240,159
Tiffany & Co.	1,720	131,219

		998,745

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2015

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.5%, continued
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.9%
Apple, Inc.	1,610	$169,468
EMC Corp.	15,941	409,365
SanDisk Corp.	3,500	265,965
Seagate Technology plc	5,480	200,897
Western Digital Corp.	2,500	150,125

		1,195,820

TRADING COMPANIES & DISTRIBUTORS—0.2%
W.W. Grainger, Inc.	1,020	206,642

TOTAL COMMON STOCKS (COST $112,003,658)		129,361,102

RIGHTS—0.0%**
FOOD & STAPLES RETAILING—0.0%**
Safeway, Inc. (Casa Ley subsidiary), expiring 1/30/18(a)(b)	6,607	6,706
Safeway, Inc. (PDC subsidiary), expiring 1/30/17(a)(b)	6,607	322

TOTAL RIGHTS (COST $—)		7,028

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 0.50%, 6/15/16(c)	$450,000	450,000
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17(c)	750,000	750,000

TOTAL CORPORATE NOTES (COST $1,200,000)		1,200,000

TOTAL INVESTMENTS (Cost* $113,203,658—Unrealized gain/loss $17,364,472)—99.4%		$130,568,130
Other assets in excess of liabilities—0.6%		812,007

NET ASSETS—100%		$131,380,137

(a)	Non-income producing securities.
(b)	This security has been fair valued by the Pricing Committee under the guidelines established by the Board of Trustees.
(c)	Illiquid security.
*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual report to shareholders

Portfolio managers’ commentary

In 2015, stock returns cooled off from double-digit positive returns the past three years. In fact, the Standard and Poor’s 500 Index price return was -0.73 percent. Dividends are the only reason total returns ended positive at 1.37 percent. In terms of major asset classes, only real estate investment trusts did better at 1.76 percent, while the Barclays U.S. Aggregate Bond Index did worse – but stayed positive at 0.55 percent. Mid-cap and small cap stock indexes, as well as international stock and bond indexes, all recorded negative returns. Commodities, as measured by the Bloomberg Commodity Index, were off a whopping 24.70 percent – the fifth straight year of negative returns. Crude oil is responsible for a big part of this drop, starting the year at around $52 per barrel and meandering around before ending at around $37 per barrel.

Among the 10 stock sectors of the S&P 500, an even split developed between winners and losers with consumer (discretionary and staples), health care, information technology and telecommunication services sectors ending positive, and financials, industrials, utilities, materials, and energy sectors ending negative.

Returns also diverged among styles, with the S&P 500 Value Index ending negative at -3.14 percent whereas the S&P 500 Growth Index ended positive at 5.51 percent.

For the year ended December 31, 2015, the Praxis Growth Index Fund Class I Shares returned 4.1 percent, and Class A Shares (without load) returned 3.70 percent, underperforming the 5.51 percent return of the benchmark (S&P 500 Growth Index). The fund family screens impacted returns, because stocks that paid large dividends were in favor, such as excluded tobacco companies.

The annual mid-December reconstitution of the benchmark index and our routine updating of our screening list again caused some shuffling of portfolio holdings. This is always a good opportunity to realign our efforts to track benchmark returns.

Dale Snyder, CFA®

Praxis Growth Index Fund Manager

Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review

Growth of $10,000 Investment from 5/1/07 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Growth Index Fund
Class A*	5/1/07	-1.76%	13.94%	11.86%	6.58%	0.91%	0.91%
Class A (Without Load)	5/1/07	3.70%	16.00%	13.08%	7.24%
Class I	5/1/07	4.10%	16.48%	13.65%	7.69%	0.42%	0.42%
S&P 500 Growth Index[1]		5.51%	17.18%	14.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2015.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Growth Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%
AIR FREIGHT & LOGISTICS—1.1%
C. H. Robinson Worldwide, Inc.	5,690	$352,894
Expeditors International of Washington, Inc.	7,851	354,080
FedEx Corp.	2,389	355,937
United Parcel Service, Inc., Class B	10,813	1,040,535

		2,103,446

AIRLINES—0.4%
Southwest Airlines Co.	16,318	702,653

AUTO COMPONENTS—0.2%
Delphi Automotive plc	4,705	403,360

AUTOMOBILES—0.1%
Harley-Davidson, Inc.	4,305	195,404

BANKS—1.4%
Fifth Third Bancorp	17,834	358,464
U.S. Bancorp	19,296	823,360
Wells Fargo & Co.	26,348	1,432,277

		2,614,101

BEVERAGES—3.3%
Coca-Cola Co.	62,669	2,692,260
Coca-Cola Enterprises, Inc.	5,600	275,744
Dr. Pepper Snapple Group, Inc.	8,419	784,651
PepsiCo, Inc.	24,432	2,441,245

		6,193,900

BIOTECHNOLOGY—5.9%
Alexion Pharmaceuticals, Inc.(a)	4,425	844,069
Amgen, Inc.	14,823	2,406,218
Biogen, Inc.(a)	4,807	1,472,624
Celgene Corp.(a)	16,758	2,006,938
Gilead Sciences, Inc.	27,932	2,826,439
Regeneron Pharmaceuticals, Inc.(a)	1,762	956,537
Vertex Pharmaceuticals, Inc.(a)	4,082	513,638

		11,026,463

BUILDING PRODUCTS—1.1%
Allegion plc	24,844	1,637,717
Masco Corp.	14,010	396,483

		2,034,200

CAPITAL MARKETS—1.6%
Ameriprise Financial, Inc.	4,361	464,098
BlackRock, Inc.	2,088	711,006
Charles Schwab Corp.	18,879	621,685
Northern Trust Corp.	4,438	319,935
State Street Corp.	4,974	330,075
T. Rowe Price Group, Inc.	8,045	575,137

		3,021,936

CHEMICALS—2.3%
Air Products & Chemicals, Inc.	5,469	711,572
E.I. du Pont de Nemours & Co.	10,538	701,831
Ecolab, Inc.	7,662	876,379
International Flavors & Fragrances, Inc.	1,568	187,595
Praxair, Inc.	8,079	827,290
Sherwin-Williams Co.	3,622	940,271

		4,244,938

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
COMMERCIAL SERVICES & SUPPLIES—0.5%
Republic Services, Inc.	19,838	$872,674

COMMUNICATIONS EQUIPMENT—1.1%
Cisco Systems, Inc.	59,674	1,620,447
F5 Networks, Inc.(a)	2,555	247,733
Juniper Networks, Inc.	8,505	234,738

		2,102,918

CONSTRUCTION MATERIALS—0.3%
Vulcan Materials Co.	6,522	619,394

CONSUMER FINANCE—0.6%
American Express Co.	9,596	667,402
Discover Financial Services	9,272	497,164

		1,164,566

CONTAINERS & PACKAGING—0.3%
Avery Dennison Corp.	5,212	326,584
Sealed Air Corp.	5,793	258,368

		584,952

DIVERSIFIED FINANCIAL SERVICES—0.9%
Berkshire Hathaway, Inc., Class B(a)	2,515	332,081
CME Group, Inc.	3,995	361,947
Intercontinental Exchange, Inc.	2,047	524,564
McGraw Hill Financial, Inc.	5,128	505,518

		1,724,110

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
AT&T, Inc.	7,872	270,875
Level 3 Communications, Inc.(a)	6,374	346,491

		617,366

ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	8,610	894,493

ELECTRICAL EQUIPMENT—0.4%
Emerson Electric Co.	6,247	298,794
Rockwell Automation, Inc.	4,181	429,012

		727,806

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
Amphenol Corp., Class A	10,146	529,926

ENERGY EQUIPMENT & SERVICES—0.5%
Cameron International Corp.(a)	4,337	274,098
Schlumberger Ltd.	8,453	589,597

		863,695

FOOD & STAPLES RETAILING—1.9%
CVS Health Corp.	25,688	2,511,516
Kroger Co.	4,433	185,432
Walgreens Boots Alliance, Inc.	3,882	330,572
Wal-Mart Stores, Inc.	5,312	325,626
Whole Foods Market, Inc.	8,683	290,880

		3,644,026

FOOD PRODUCTS—1.6%
Campbell Soup Co.	15,400	809,270
Hershey Co.	5,314	474,381
Kellogg Co.	11,156	806,244

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
FOOD PRODUCTS—1.6%, continued
Mead Johnson Nutrition Co.	5,698	$449,857
Mondelez International, Inc., Class A	11,813	529,695

		3,069,447

GAS UTILITIES—0.2%
AGL Resources, Inc.	5,725	365,312

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
Baxter International, Inc.	14,607	557,257
Becton Dickinson and Co.	4,305	663,357
Boston Scientific Corp.(a)	29,748	548,553
Edwards Lifesciences Corp.(a)	8,228	649,847
Intuitive Surgical, Inc.(a)	861	470,244
Stryker Corp.	9,017	838,040
Zimmer Biomet Holdings, Inc.	5,940	609,385

		4,336,683

HEALTH CARE PROVIDERS & SERVICES—1.1%
AmerisourceBergen Corp.	2,580	267,572
Cigna Corp.	3,596	526,203
DaVita HealthCare Partners, Inc.(a)	6,464	450,605
Express Scripts Holding Co.(a)	8,351	729,961

		1,974,341

HEALTH CARE TECHNOLOGY—0.3%
Cerner Corp.(a)	8,234	495,440

HOTELS, RESTAURANTS & LEISURE—4.2%
Chipotle Mexican Grill, Inc.(a)	790	379,081
Marriott International, Inc., Class A	5,438	364,564
McDonald’s Corp.	12,500	1,476,750
Royal Caribbean Cruises Ltd.	26,648	2,697,044
Starbucks Corp.	35,185	2,112,156
Starwood Hotels & Resorts Worldwide, Inc.	3,900	270,192
Yum! Brands, Inc.	6,767	494,329

		7,794,116

HOUSEHOLD DURABLES—0.2%
Newell Rubbermaid, Inc.	5,175	228,114
Whirlpool Corp.	1,667	244,832

		472,946

HOUSEHOLD PRODUCTS—1.9%
Colgate-Palmolive Co.	16,612	1,106,692
Kimberly-Clark Corp.	6,569	836,234
Procter & Gamble Co.	21,335	1,694,212

		3,637,138

INDUSTRIAL CONGLOMERATES—1.5%
3M Co.	12,187	1,835,850
Roper Technologies, Inc.	5,194	985,769

		2,821,619

INSURANCE—1.1%
Aflac, Inc.	4,154	248,825
Aon plc	6,821	628,964
Chubb Corp.	4,619	612,664
Prudential Financial, Inc.	4,176	339,968
Travelers Cos., Inc.	2,642	298,176

		2,128,597

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
INTERNET & CATALOG RETAIL—4.4%
Amazon.com, Inc.(a)	8,403	$5,679,504
Netflix, Inc.(a)	10,057	1,150,320
Priceline Group, Inc.(a)	1,030	1,313,198

		8,143,022

INTERNET SOFTWARE & SERVICES—5.2%
Akamai Technologies, Inc.(a)	5,069	266,781
Alphabet, Inc., Class A(a)	5,029	3,912,612
eBay, Inc.(a)	22,795	626,407
Facebook, Inc., Class A(a)	46,235	4,838,955

		9,644,755

IT SERVICES—5.7%
Accenture plc, Class A	7,994	835,373
Automatic Data Processing, Inc.	11,012	932,937
Cognizant Technology Solutions Corp., Class A(a)	11,980	719,040
Fiserv, Inc.(a)	9,826	898,686
International Business Machines Corp.	2,448	336,894
Mastercard, Inc., Class A	20,125	1,959,370
Paychex, Inc.	5,970	315,753
PayPal Holdings, Inc.(a)	16,367	592,485
Total System Services, Inc.	22,948	1,142,810
Visa, Inc., Class A	38,164	2,959,618

		10,692,966

LIFE SCIENCES TOOLS & SERVICES—1.2%
Agilent Technologies, Inc.	5,785	241,871
Illumina, Inc.(a)	1,957	375,636
Thermo Fisher Scientific, Inc.	10,846	1,538,505
Waters Corp.(a)	1,406	189,220

		2,345,232

MACHINERY—0.3%
Illinois Tool Works, Inc.	6,683	619,380

MEDIA—4.6%
CBS Corp., Class B	6,525	307,523
Comcast Corp., Class A	31,097	1,754,804
Discovery Communications, Inc., Class A(a)	6,791	181,184
Discovery Communications, Inc., Class C(a)	13,728	346,220
Gannett Co., Inc.	15,975	260,233
Omnicom Group, Inc.	8,416	636,755
TEGNA, Inc.	13,339	340,411
Time Warner Cable, Inc.	5,618	1,042,645
Time Warner, Inc.	13,011	841,421
Walt Disney Co.	27,439	2,883,290

		8,594,486

MULTILINE RETAIL—0.5%
Dollar Tree, Inc.(a)	6,249	482,548
Target Corp.	5,066	367,842

		850,390

OIL, GAS & CONSUMABLE FUELS—1.0%
EOG Resources, Inc.	11,562	818,474
Noble Energy, Inc.	9,075	298,840
Occidental Petroleum Corp.	2,758	186,468

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
OIL, GAS & CONSUMABLE FUELS—1.0%, continued
Spectra Energy Corp.	8,413	$201,407
Williams Cos., Inc.	13,291	341,579

		1,846,768

PERSONAL PRODUCTS—0.1%
Estee Lauder Cos., Inc., Class A	2,155	189,769

PHARMACEUTICALS—6.2%
AbbVie, Inc.	34,295	2,031,636
Allergan plc(a)	8,046	2,514,375
Bristol-Myers Squibb Co.	19,628	1,350,210
Eli Lilly & Co.	11,868	999,998
Johnson & Johnson	31,098	3,194,386
Merck & Co., Inc.	25,002	1,320,606
Perrigo Co. plc	1,566	226,600

		11,637,811

PROFESSIONAL SERVICES—1.4%
Equifax, Inc.	5,634	627,459
Nielsen Holdings plc	35,941	1,674,851
Robert Half International, Inc.	6,317	297,783

		2,600,093

REAL ESTATE INVESTMENT TRUSTS (REITS)—4.3%
American Tower Corp.	10,594	1,027,088
AvalonBay Communities, Inc.	3,510	646,296
Care Capital Properties, Inc.	7,159	218,851
Crown Castle International Corp.	11,808	1,020,802
Equity Residential	9,459	771,760
General Growth Properties, Inc.	12,536	341,105
Host Hotels & Resorts, Inc.	16,449	252,328
Plum Creek Timber Co., Inc.	23,995	1,145,041
Public Storage	3,142	778,273
Simon Property Group, Inc.	5,204	1,011,866
Ventas, Inc.	8,540	481,912
Weyerhaeuser Co.	9,037	270,929

		7,966,251

ROAD & RAIL—1.1%
CSX Corp.	20,645	535,738
Kansas City Southern	2,586	193,096
Norfolk Southern Corp.	3,864	326,856
Union Pacific Corp.	12,064	943,405

		1,999,095

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
Analog Devices, Inc.	8,337	461,203
Applied Materials, Inc.	18,241	340,559
Broadcom Corp., Class A	12,158	702,976
Intel Corp.	72,837	2,509,235
NVIDIA Corp.	12,980	427,821
Texas Instruments, Inc.	18,499	1,013,930

		5,455,724

SOFTWARE—8.1%
Activision Blizzard, Inc.	19,487	754,342
Adobe Systems, Inc.(a)	7,977	749,359
Autodesk, Inc.(a)	4,626	281,862
Citrix Systems, Inc.(a)	3,452	261,144

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
SOFTWARE—8.1%, continued
Electronic Arts, Inc.(a)	7,846	$539,177
Intuit, Inc.	6,883	664,209
Microsoft Corp.	159,167	8,830,585
Oracle Corp.	35,196	1,285,710
Red Hat, Inc.(a)	6,307	522,283
salesforce.com, Inc.(a)	13,105	1,027,432
Symantec Corp.	10,288	216,048

		15,132,151

SPECIALTY RETAIL—4.4%
AutoZone, Inc.(a)	659	488,919
Bed Bath & Beyond, Inc.(a)	6,116	295,097
Home Depot, Inc.	26,011	3,439,955
L Brands, Inc.	2,519	241,371
Lowe’s Cos., Inc.	17,846	1,357,010
O’Reilly Automotive, Inc.(a)	3,768	954,886
Ross Stores, Inc.	9,142	491,931
TJX Cos., Inc.	12,650	897,011

		8,166,180

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.3%
Apple, Inc.	106,785	11,240,189
EMC Corp.	20,933	537,560

		11,777,749

TEXTILES, APPAREL & LUXURY GOODS—1.2%
NIKE, Inc., Class B	25,060	1,566,250
VF Corp.	9,543	594,052

		2,160,302

TRADING COMPANIES & DISTRIBUTORS—0.4%
Fastenal Co.	8,253	336,887
W.W. Grainger, Inc.	2,257	457,246

		794,133

TOTAL COMMON STOCKS (COST $124,780,884)		184,598,223

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 0.50%, 6/15/16(b)	$1,500,000	1,500,000
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17(b)	175,000	175,000

TOTAL CORPORATE NOTES (COST $1,675,000)		1,675,000

TOTAL INVESTMENTS (Cost* $126,455,884—Unrealized gain/loss $59,817,339)—99.6%		$186,273,223
Other assets in excess of liabilities—0.4%		726,771

NET ASSETS—100%		$186,999,994

(a)	Non-income producing securities.
(b)	Illiquid security.
*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Small Cap Fund

Annual report to shareholders

Portfolio managers’ commentary

The Praxis Small Cap Fund I shares declined 3.99 percent, and A shares (without load) declined 4.53 percent, compared to the Russell 2000’s decline of 4.41 percent in 2015. The benchmark rebounded in the fourth quarter to help narrow its losses for the year. The market ended the year down 12 percent from last summer’s record high. Slowing earnings growth, above average valuations and uncertainty regarding the Federal Reserve’s monetary policy for 2016 continue to weigh heavy on the markets.

The U.S. economy continued to expand and grow through the end of 2015, and our forecast is for this to continue. However, economic growth appears to be running below expectations. The industrial economy is in decline as a result of lower global economic growth, while the consumer remains the bright spot. Stronger employment, higher wages and lower oil prices support the consumers’ positive sentiment and outlook. The Fed took its first step in its interest rate “normalization” process in the fourth quarter of 2015. But many have questioned the timing of the rate increase because the growth in housing trends and auto sales slowed. High-yield bonds have also suffered, and we are concerned about the negative global impact this might cause, specifically its impact on the U.S. dollar and emerging markets. We believe the Fed’s rate increase cycle will be a slow, drawn out process with a peak well below prior cycles. Our positive outlook is not without risks. Current trouble spots are global growth prospects, namely the emerging markets, and geopolitical risk arising from tension in the Middle East, which we are watching closely. Oil prices, at a 12-year low, are causing significant pressure to everyone involved, especially the oil exporting countries. At this point, we have not seen the supply of oil decline in response to the lower oil prices. Overall, we expect to see limited profit growth, but continued stock buybacks, dividend increases, and additional merger and acquisition activity. With slower earnings growth and market valuations higher than normal, additional market volatility and lower overall returns would not surprise us.

For 2015, healthcare was by far the best performing sector and one of only two positive sectors in the benchmark. The global growth driven sectors, namely energy, materials, and industrials were the weakest. In addition, larger companies, profitable and higher return on equity companies, and companies with better balance sheets outperformed. We have been waiting patiently for higher quality investing to be rewarded and expect higher quality companies to continue their leadership position in the coming year.

The Fund’s performance improved relative to the benchmark in 2015. Both our stock selection and sector allocation were positive to our results. Our top contributors were our stock selections in the technology and energy sectors, and being overweight the outperforming technology sector. The biggest detractors were our stock selections in the healthcare sector. Also during the year, two of our investments were acquired at significant premiums to our initial costs. As a high quality core manager, we continue to have the strategy tilted towards quality growth – as we have for several years – and we believe this area of the market currently provides the most attractive investment opportunities.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well positioned going forward.

Steven R. Purvis, CFA®

Praxis Small Cap Fund Manager

Luther King Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Small Cap Fund
Class A*	5/1/07	-9.57%	5.30%	6.15%	3.45%	1.70%	1.69%
Class A (Without Load)	5/1/07	-4.53%	7.22%	7.30%	4.09%
Class I	5/1/07	-3.99%	7.89%	7.95%	4.59%	1.02%	1.02%
Russell 2000 Index[1]		-4.41%	11.65%	9.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2015. Contractual fee waivers are in effect from May 1, 2015 through April 30, 2016 for Class A.

1     The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Small Cap Fund
December 31, 2015

	SHARES	FAIR VALUE
COMMON STOCKS—93.1%
AEROSPACE & DEFENSE—1.0%
Hexcel Corp.	10,495	$487,493

BANKS—11.6%
BancorpSouth, Inc.	33,458	802,657
Bank of the Ozarks, Inc.	20,105	994,393
Columbia Banking System, Inc.	28,150	915,157
Hanmi Financial Corp.	28,465	675,190
Home Bancshares, Inc.	19,975	809,387
PrivateBancorp, Inc.	17,060	699,801
Texas Capital Bancshares, Inc.(a)	11,090	548,068

		5,444,653

BIOTECHNOLOGY—0.8%
Exact Sciences Corp.(a)	39,940	368,646

BUILDING PRODUCTS—2.1%
Apogee Enterprises, Inc.	9,540	415,085
PGT, Inc.(a)	51,100	582,029

		997,114

CAPITAL MARKETS—2.0%
Bgc Partners, Inc., Class A	39,785	390,291
HFF, Inc., Class A	17,785	552,580

		942,871

COMMERCIAL SERVICES & SUPPLIES—4.2%
Healthcare Services Group, Inc.	29,720	1,036,336
Multi-Color Corp.	4,270	255,389
Ritchie Bros Auctioneers, Inc.	28,980	698,708

		1,990,433

COMMUNICATIONS EQUIPMENT—2.2%
Ciena Corp.(a)	15,485	320,385
Infinera Corp.(a)	39,205	710,394

		1,030,779

CONSTRUCTION & ENGINEERING—0.6%
MasTec, Inc.(a)	17,265	300,066

CONSTRUCTION MATERIALS—2.2%
Headwaters, Inc.(a)	29,090	490,748
Summit Materials, Inc., Class A(a)	27,491	550,925

		1,041,673

DISTRIBUTORS—2.4%
Pool Corp.	13,885	1,121,630

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
Belden, Inc.	3,575	170,456

FOOD & STAPLES RETAILING—0.5%
Sprouts Farmers Market, Inc.(a)	8,975	238,645

FOOD PRODUCTS—2.9%
Post Holdings, Inc.(a)	13,965	861,641
TreeHouse Foods, Inc.(a)	6,570	515,482

		1,377,123

HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
Cantel Medical Corp.	8,030	498,984
Cynosure, Inc., Class A(a)	18,540	828,182

	SHARES	FAIR VALUE
COMMON STOCKS—93.1%, continued
HEALTH CARE EQUIPMENT & SUPPLIES—5.4%, continued
LDR Holding Corp.(a)	23,760	$596,614
Neogen Corp.(a)	11,020	622,850

		2,546,630

HEALTH CARE PROVIDERS & SERVICES—2.9%
Acadia Healthcare Co., Inc.(a)	9,605	599,928
Aceto Corp.	21,815	588,569
Team Health Holdings, Inc.(a)	4,375	192,019

		1,380,516

HEALTH CARE TECHNOLOGY—1.2%
Omnicell, Inc.(a)	17,490	543,589

HOTELS, RESTAURANTS & LEISURE—1.8%
La Quinta Holdings, Inc.(a)	6,935	94,385
Popeyes Louisiana Kitchen, Inc.(a)	9,540	558,090
Zoe’s Kitchen, Inc.(a)	6,725	188,166

		840,641

INTERNET SOFTWARE & SERVICES—5.3%
Criteo SA, ADR(a)	17,945	710,622
Demandware, Inc.(a)	8,690	468,999
LogMeIn, Inc.(a)	10,320	692,472
SPS Commerce, Inc.(a)	8,880	623,465

		2,495,558

IT SERVICES—2.3%
Euronet Worldwide, Inc.(a)	15,070	1,091,520

LIFE SCIENCES TOOLS & SERVICES—6.0%
Cambrex Corp.(a)	15,465	728,247
Charles River Laboratories International, Inc.(a)	9,735	782,597
PRA Health Sciences, Inc.(a)	9,795	443,420
VWR Corp.(a)	31,440	890,066

		2,844,330

MACHINERY—0.8%
Barnes Group, Inc.	10,940	387,167

MEDIA—1.8%
EW Scripps Co., Class A	44,225	840,275

MULTILINE RETAIL—1.1%
Burlington Stores, Inc.(a)	12,125	520,162

OIL, GAS & CONSUMABLE FUELS—2.2%
Diamondback Energy, Inc.	4,165	278,638
Memorial Resource Development Corp.(a)	27,385	442,268
PDC Energy, Inc.(a)	6,220	332,024

		1,052,930

PHARMACEUTICALS—2.1%
Akorn, Inc.(a)	27,037	1,008,750

PROFESSIONAL SERVICES—2.3%
Advisory Board Co.(a)	12,235	606,978
FTI Consulting, Inc.(a)	13,225	458,379

		1,065,357

REAL ESTATE INVESTMENT TRUSTS (REITS)—5.6%
CubeSmart	23,185	709,925
LaSalle Hotel Properties	16,875	424,575

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Small Cap Fund
December 31, 2015

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—93.1%, continued
REAL ESTATE INVESTMENT TRUSTS (REITS)—5.6%, continued
Sovran Self Storage, Inc.	8,955	$960,961
STAG Industrial, Inc.	29,260	539,847

		2,635,308

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
Kennedy-Wilson Holdings, Inc.	22,330	537,706

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
Rambus, Inc.(a)	54,080	626,787

SOFTWARE—11.1%
ACI Worldwide, Inc.(a)	35,205	753,387
Callidus Software, Inc.(a)	28,005	520,053
Fair Isaac Corp.	10,065	947,922
Guidewire Software, Inc.(a)	7,265	437,062
Interactive Intelligence Group, Inc.(a)	10,575	332,267
Manhattan Associates, Inc.(a)	9,755	645,488
Proofpoint, Inc.(a)	11,390	740,464
Take-Two Interactive Software, Inc.(a)	24,650	858,806

		5,235,449

SPECIALTY RETAIL—3.8%
Lithia Motors, Inc., Class A	9,190	980,298
Monro Muffler Brake, Inc.	12,465	825,432

		1,805,730

TRADING COMPANIES & DISTRIBUTORS—2.0%
Watsco, Inc.	8,060	944,068

TOTAL COMMON STOCKS (COST $34,932,850)		43,914,055

CORPORATE NOTE—1.0%
COMMUNITY DEVELOPMENT—1.0%
Calvert Social Investment Foundation, Inc., 0.50%, 6/15/16(b) (COST $450,000)	$450,000	450,000

TOTAL INVESTMENTS (Cost* $35,382,850—Unrealized gain/loss $8,981,205)—94.1%		$44,364,055
Other assets in excess of liabilities—5.9%		2,798,994

NET ASSETS—100%		$47,163,049

(a)	Non-income producing securities.
(b)	Illiquid security.
*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual report to shareholders

Portfolio managers’ commentary

In 2015, most asset classes struggled as commodity prices fell due to the economic slowdown in China, modest improvement in Europe and Japan, and weakness in most emerging markets countries. The Standard and Poor’s 500 Index was up 1.38 percent while the Barclays U.S. Aggregate Bond Index returned 0.55 percent. The energy and materials stock sectors were particularly weak, falling 22.19 percent and 8.39 percent, respectively. The consumer discretionary sector was the only sector with a double-digit gain and was up 10.11 percent.

Within the U.S. equity market, cap size and style mattered. The S&P MidCap 400 was down 2.18 percent and the Russell 2000 small cap index was worse at -5.71 percent. Returns varied among styles with the S&P 500 Growth Index rising 5.51 percent, while the S&P 500 Value Index fell 3.14 percent.

Overseas results were even weaker with the MSCI EAFE Index down 3.30 percent and emerging markets down sharply at 16.96 percent. In general, currency hurt returns as the U.S. dollar strengthened against most other currencies.

Bond returns were positive, but not as much as might be expected, based on the initial yield on the bonds. U.S. interest rates rose modestly, driven by employment gains and steady growth in consumer demand. The Federal Reserve finally raised the federal funds rate in December after promising to do so for most of the year. Interest rates weren’t affected by the move because the market was pricing this in.

The asset allocation strategies pursued by the Genesis Portfolios make it hard to benchmark. After a review of possible options, the Genesis management team and board decided to replace the benchmark for each portfolio with an S&P Target Risk multi-asset class index. Unlike the prior benchmarks, the new benchmarks track exposure to a combination of stocks and bonds and therefore better reflect how the Genesis Portfolios are allocated.

For the year ending December 31, 2015, the Genesis Conservative Portfolio’s Class A shares (without load) -0.81 percent return outperformed the S&P Target Risk Conservative Index’s -1.06 percent return and underperformed the Barclays Aggregate’s 0.55 percent return. The allocation to fixed income was the largest contributor to the Fund’s performance relative to the S&P Target Risk Conservative Index. The exposure to international stocks, U.S. large cap value stocks and small cap stocks detracted on an absolute basis.

For the year ended December 31, 2015, the Genesis Balanced Portfolio’s Class A shares (without load) -1.66 percent return underperformed the S&P Target Risk Growth Index’s -0.94 percent return and also underperformed the Russell 3000 benchmark’s 0.48 percent return. U.S. growth stocks and fixed income contributed to this Fund’s performance on an absolute basis; and international stocks, U.S. large cap value stocks and small cap stocks detracted on an absolute basis.

For the year ended December 31, 2015, the Genesis Growth Portfolio’s Class A shares (without load) -2.49 percent return underperformed both the S&P Target Risk Aggressive Growth Index’s -0.79 percent return and the Russell 3000 benchmark’s 0.48 percent return. The allocation to U.S. large cap growth stocks was the biggest positive contributor to the Fund’s performance. International stocks, U.S. large cap value stocks and small cap stocks detracted from the Fund’s performance.

The underlying investments in the Genesis Portfolios are the other Praxis Mutual Funds, including four equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than lower risk fixed income investments over the long term. This generally did not happen in 2015 as riskier assets had a mixed performance relative to fixed income.

Each of the portfolios benefited from the relative outperformance of the I shares of the Praxis Intermediate Income Fund, Praxis Small Cap Fund and Praxis International Index Fund relative to their benchmarks. The Praxis Value Index Fund and the Praxis Growth Index Fund underperformed their benchmarks, with the Value Index noticeably under its benchmark.

Benjamin Bailey, CFA®

Praxis Genesis Portfolios Co-Manager

Praxis Mutual Funds

Delmar King

Praxis Genesis Portfolios Co-Manager

Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Conservative Portfolio
Class A*	12/31/09	-6.03%	1.81%	3.10%	3.95%	1.16%	1.14%
Class A (Without Load)	12/31/09	-0.81%	3.67%	4.23%	4.88%
Barclays Capital Aggregate Bond Index[1]		0.55%	1.44%	3.25%
Conservative Composite Benchmark[2]		0.33%	4.56%	5.33%
S&P Target Risk Conservative Index[3]		-1.06%	3.15%	4.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2015. Contractual fee waivers are in effect from May 1, 2015 through April 30, 2016 for Class A.

1     Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

2    The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.50%).

3    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Conservative Portfolio
December 31, 2015

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—70.0%
Praxis Intermediate Income Fund, Class I(a)	1,344,520	$13,808,222

EQUITY FUND—30.1%
Praxis Growth Index Fund, Class I(a)	110,921	1,972,173
Praxis International Index Fund, Class I(a)	163,350	1,501,187
Praxis Small Cap Fund, Class I(a)(b)	48,989	490,376
Praxis Value Index Fund, Class I(a)	177,727	1,970,993

		5,934,729

TOTAL MUTUAL FUNDS (COST $18,654,639)		19,742,951

TOTAL INVESTMENTS (Cost* $18,654,639—Unrealized gain/loss $1,088,312)—100.1%		$19,742,951
Liabilities in excess of other assets—(0.1)%		(24,602)

NET ASSETS—100%		$19,718,349

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Balanced Portfolio
Class A*	12/31/09	-6.84%	4.19%	4.42%	5.48%	1.16%	1.16%
Class A (Without Load)	12/31/09	-1.66%	6.09%	5.56%	6.43%
Russell 3000 Index[1]		0.48%	14.73%	12.18%
Balanced Composite Benchmark[2]		-0.34%	7.50%	7.14%
S&P Target Risk Growth Index[3]		-0.94%	6.91%	6.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2015.

1     The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2     The Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

3     S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange trade funds.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Balanced Portfolio
December 31, 2015

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—40.0%
Praxis Intermediate Income Fund, Class I(a)	2,325,288	$23,880,711

EQUITY FUND—60.1%
Praxis Growth Index Fund, Class I(a)	587,434	10,444,573
Praxis International Index Fund, Class I(a)	988,937	9,088,330
Praxis Small Cap Fund, Class I(a)(b)	592,972	5,935,653
Praxis Value Index Fund, Class I(a)	941,349	10,439,561

		35,908,117

TOTAL MUTUAL FUNDS (COST $53,339,868)		59,788,828

TOTAL INVESTMENTS (Cost* $53,339,868—Unrealized gain/loss $6,448,960)—100.1%		$59,788,828
Liabilities in excess of other assets—(0.1)%		(47,198)

NET ASSETS—100%		$59,741,630

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/15

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/15, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Growth Portfolio
Class A*	12/31/09	-7.58%	5.61%	5.16%	6.38%	1.21%	1.21%
Class A (Without Load)	12/31/09	-2.49%	7.52%	6.30%	7.34%
Russell 3000 Index[1]		0.48%	14.73%	12.18%
Growth Composite Benchmark[2]		-0.88%	9.44%	8.27%
S&P Target Risk Aggressive Index[3]		-0.79%	8.86%	7.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2015.

1     The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2     The Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

3     S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Growth Portfolio
December 31, 2015

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—20.0%
Praxis Intermediate Income Fund, Class I(a)	971,049	$9,972,670

EQUITY FUND—80.1%
Praxis Growth Index Fund, Class I(a)	630,777	11,215,209
Praxis International Index Fund, Class I(a)	1,101,267	10,120,648
Praxis Small Cap Fund, Class I(a)(b)	742,833	7,435,760
Praxis Value Index Fund, Class I(a)	1,010,851	11,210,340

		39,981,957

TOTAL MUTUAL FUNDS (COST $42,856,687)		49,954,627

TOTAL INVESTMENTS (Cost* $42,856,687—Unrealized gain/loss $7,097,940)—100.1%		$49,954,627
Liabilities in excess of other assets—(0.1)%		(73,245)

NET ASSETS—100%		$49,881,382

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Statements of assets & liabilities

December 31, 2015

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Assets
Total investment securities, at cost	$409,071,997	$164,811,442	$113,203,658	$126,455,884	$35,382,850

Investments in unaffiliated securities, at fair value	$413,255,082	$169,798,825	$130,568,130	$186,273,223	$44,364,055

Total investment securities, at fair value	413,255,082	169,798,825	130,568,130	186,273,223	44,364,055
Cash	15,739,360	—	—	181,937	5,171,100
Receivable for investments sold	281,548	866,585	4,585,901	635,912	—
Receivable for capital shares sold	1,997,432	303,166	542,314	411,277	84,788
Receivable for dividends and interest	3,258,975	275,952	226,523	176,402	27,223
Receivable for tax reclaims	—	52,555	—	14,026	—
Prepaid expenses	28,928	11,634	9,186	12,948	3,118

Total Assets	434,561,325	171,308,717	135,932,054	187,705,725	49,650,284

Liabilities
Bank overdraft	—	303,034	1,162,421	—	—
Payable for capital shares redeemed	273,372	80,269	51,345	106,215	121,441
Payable for investments purchased	—	—	3,237,590	443,820	2,282,654
Accrued expenses and other payables:
Investment advisory fees	143,270	87,397	33,935	48,081	34,487
Administration fees	36,166	15,015	11,421	15,668	4,847
Distribution fees	27,269	7,297	8,642	29,343	1,098
Other	128,296	85,510	46,563	62,604	42,708

Total Liabilities	608,373	578,522	4,551,917	705,731	2,487,235

Net Assets	$433,952,952	$170,730,195	$131,380,137	$186,999,994	$47,163,049

Components of Net Assets
Paid-in capital	$429,393,251	$174,167,696	$113,372,529	$130,940,398	$38,010,146
Accumulated (distributions in excess of) net investment income	—	(214,204)	—	—	—
Accumulated net realized gains (losses) on investments and foreign currency transactions	376,616	(8,204,945)	643,136	(3,758,995)	171,698
Net unrealized appreciation/(depreciation) on investments and foreign currency translations	4,183,085	4,981,648	17,364,472	59,818,591	8,981,205

Net Assets	$433,952,952	$170,730,195	$131,380,137	$186,999,994	$47,163,049

Pricing of Class A Shares
Net assets attributable to Class A shares	$79,999,361	$17,630,713	$17,453,408	$64,689,446	$7,338,954

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,752,420	1,927,475	1,562,380	3,658,167	776,337

Net asset value, offering price and redemption price per share	$10.32	$9.15	$11.17	$17.68	$9.45

Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.72	$9.66	$11.79	$18.66	$9.97

Pricing of Class I Shares
Net assets attributable to Class I shares	$353,953,591	$153,099,482	$113,926,729	$122,310,548	$39,824,095

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	34,450,226	16,663,751	10,268,693	6,875,959	3,977,452

Net asset value and redemption price per share	$10.27	$9.19	$11.09	$17.79	$10.01

See accompanying notes to financial statements.

Statements of assets & liabilities, continued

December 31, 2015

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Assets
Investments in affiliates, at cost	$18,654,639	$53,339,868	$42,856,687

Investments in affiliates, at fair value	19,742,951	59,788,828	49,954,627

Cash	710	47	142
Receivable for investments sold	23,183	—	—
Receivable for capital shares sold	180,410	751,474	739,499
Prepaid expenses	125	385	319

Total Assets	19,947,379	60,540,734	50,694,587

Liabilities
Distributions payable	154,550	723,693	717,504
Payable for capital shares redeemed	49,043	2,297	28,443
Payable for investments purchased	—	25,484	18,817
Accrued expenses and other payables:
Investment advisory fees	231	2,540	1,264
Administration fees	994	3,090	2,641
Distribution fees	6,092	16,448	14,000
Other	18,120	25,552	30,536

Total Liabilities	229,030	799,104	813,205

Net Assets	$19,718,349	$59,741,630	$49,881,382

Components of Net Assets
Paid-in capital	$18,647,628	$52,585,962	$41,763,001
Accumulated (distributions in excess of) net investment income	—	—	—
Accumulated net realized gains (losses) on investments in affiliates	(17,591)	706,708	1,020,441
Net unrealized appreciation/(depreciation) on investments in affiliates	1,088,312	6,448,960	7,097,940

Net Assets	$19,718,349	$59,741,630	$49,881,382

Pricing of Class A Shares
Net assets attributable to Class A shares	$19,718,349	$59,741,630	$49,881,382

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,798,143	4,924,943	3,858,414

Net asset value, offering price and redemption price per share	$10.97	$12.13	$12.93

Maximum sales charge	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.58	$12.80	$13.65

See accompanying notes to financial statements.

Statements of operations

For the year ended December 31, 2015

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Investment income
Dividends	$226,069	$5,000,531	$3,364,126	$3,311,905	$543,264
Foreign tax withholding	—	(148,489)	—	—	(3,585)
Interest	12,891,684	8,827	8,704	5,770	1,206
Interest from affiliates	14,764	5,787	2,074	7,970	2,560

Total Investment Income	13,132,517	4,866,656	3,374,904	3,325,645	543,445

Expenses
Investment advisory fees	1,696,711	1,062,183	395,691	545,705	472,103
Administration fees	213,178	88,606	66,494	91,651	28,178
Distribution fees - Class A	190,173	47,887	44,247	146,247	19,877
Transfer agent fees - Class A	110,467	32,038	24,735	67,375	19,314
Transfer agent fees - Class I	12,162	5,576	6,568	6,558	5,148
Compliance service fees	71,094	28,481	21,877	29,778	8,355
Registration fees - Class A	22,626	22,322	18,730	18,692	20,042
Registration fees - Class I	24,626	19,822	17,429	20,192	21,342
Shareholder report printing fees - Class A	17,211	6,152	3,095	10,945	4,516
Shareholder report printing fees - Class I	2,357	315	1,021	745	356
Professional fees	108,766	68,711	38,593	49,241	25,483
Custodian fees	35,190	25,369	12,345	15,913	11,277
Trustee fees and expenses	41,728	16,792	13,087	16,787	4,864
Other expenses	83,421	56,444	14,480	17,345	7,089

Total Expenses Before Reductions	2,629,710	1,480,698	678,392	1,037,174	647,944
Expenses waived by Investment Advisor	(35,957)	—	—	—	(9,640)

Net Expenses	2,593,753	1,480,698	678,392	1,037,174	638,304

Net Investment Income	10,538,764	3,385,958	2,696,512	2,288,471	(94,859)

Realized and Unrealized Gains (Losses) on Investments, Investments in Affiliates and Foreign Currency Transactions
Net realized gains (losses) on investments	1,781,238	(2,708,064)	2,072,935	5,579,954	5,122,570
Net realized gains (losses) on foreign currency transactions	—	(16,488)	—	—	—
Net realized gains (losses) on investments in affiliates	—	—	—	—	1
Change in unrealized appreciation (depreciation) of investments	(9,981,407)	(9,610,107)	(13,079,977)	(840,594)	(6,323,545)
Change in unrealized appreciation (depreciation) of investments in affiliates	(2,039)	(1,565)	(337)	(1,607)	(154)
Change in unrealized appreciation (depreciation) of foreign currency translations	—	(4,079)	—	(105)	—

Net Realized and Unrealized Gains (Losses) on Investments, Investments in Affiliates and Foreign Currency Transactions	(8,202,208)	(12,340,303)	(11,007,379)	4,737,648	(1,201,128)

Net Change in Net Assets from Operations	$2,336,556	$(8,954,345)	$(8,310,867)	$7,026,119	$(1,295,987)

See accompanying notes to financial statements.

Statements of operations, continued

For the year ended December 31, 2015

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Investment income
Dividends from affiliates	$504,976	$1,316,651	$990,261

Total Investment Income	504,976	1,316,651	990,261

Expenses
Investment advisory fees	9,892	41,193	33,241
Administration fees	5,943	18,115	15,418
Distribution fees	49,459	149,732	127,375
Recoupment of waiver	—	5,886	9,048
Transfer agent fees	24,472	71,742	87,416
Compliance service fees	328	987	832
Registration fees	25,789	20,414	22,449
Shareholder report printing fees	3,513	10,502	13,045
Professional fees	3,635	4,593	4,423
Custodian fees	764	740	724
Trustee fees and expenses	178	800	544
Other expenses	218	667	571

Total Expenses Before Reductions	124,191	325,371	315,086
Expenses waived by Investment Advisor	(4,872)	—	—

Net Expenses	119,319	325,371	315,086

Net Investment Income	385,657	991,280	675,175

Realized and Unrealized Gains (Losses) on Investments and Investments in Affiliates
Net realized gains (losses) on investments in affiliates	(24,903)	(92,806)	(28,590)
Distribution of realized gains received from affiliates	120,155	1,057,300	1,268,444
Change in unrealized appreciation (depreciation) of investments in affiliates	(649,450)	(3,044,054)	(3,208,536)

Net Realized and Unrealized Gains (Losses) on Investments and Investments in Affiliates	(554,198)	(2,079,560)	(1,968,682)

Net Change in Net Assets from Operations	$(168,541)	$(1,088,280)	$(1,293,507)

See accompanying notes to financial statements.

Statements of changes in net assets

	Praxis Intermediate Income Fund		Praxis International Index Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

From Operations
Net investment income (loss)	$10,538,764	$10,248,077	$3,385,958	$3,940,342
Net realized gains (losses) from security transactions	1,781,238	1,242,984	(2,724,552)	(1,159,772)
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	(9,983,446)	9,412,038	(9,615,751)	(11,994,912)

Net Change in Net Assets from Operations	2,336,556	20,903,099	(8,954,345)	(9,214,342)

Distributions to Shareholders
From net investment income
Class A	(1,815,811)	(1,755,138)	(255,773)	(339,901)
Class I	(9,735,335)	(9,203,257)	(3,096,088)	(3,648,304)
From net realized gains
Class A	(40,363)	—	—	—
Class I	(178,884)	—	—	—

Change in Net Assets from Distributions to Shareholders	(11,770,393)	(10,958,395)	(3,351,861)	(3,988,205)

Change in Net Assets from Capital Transactions	37,694,158	33,369,902	10,592,868	15,385,151

Change in Net Assets	28,260,321	43,314,606	(1,713,338)	2,182,604

Net Assets
Beginning of year	405,692,631	362,378,025	172,443,533	170,260,929

End of year	$433,952,952	$405,692,631	$170,730,195	$172,443,533

Accumulated Distributions in Excess of Net Investment Income	$—	$—	$(214,204)	$(243,323)

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

From Operations
Net investment income (loss)	$2,696,512	$2,189,580	$2,288,471	$1,656,223	$(94,859)	$(270,507)
Net realized gains (losses) on investments in affiliates	—	—	—	—	1	—
Net realized gains (losses) from security transactions	2,072,935	8,204,335	5,579,954	5,583,884	5,122,570	7,991,935
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	(13,080,314)	4,173,307	(842,306)	14,665,534	(6,323,699)	(10,936,974)

Net Change in Net Assets from Operations	(8,310,867)	14,567,222	7,026,119	21,905,641	(1,295,987)	(3,215,546)

Distributions to Shareholders
From net investment income
Class A	(431,824)	(110,202)	(763,479)	(344,766)	—	—
Class I	(3,438,261)	(1,150,898)	(1,867,184)	(1,273,958)	—	—
From net realized gains
Class A	(425,723)	—	—	—	(1,034,253)	(1,053,634)
Class I	(2,805,885)	—	—	—	(5,325,978)	(6,905,347)

Change in Net Assets from Distributions to Shareholders	(7,101,693)	(1,261,100)	(2,630,663)	(1,618,724)	(6,360,231)	(7,958,981)

Change in Net Assets from Capital Transactions	20,592,527	3,500,289	8,152,275	1,879,864	(6,627,874)	(4,605,058)

Change in Net Assets	5,179,967	16,806,411	12,547,731	22,166,781	(14,284,092)	(15,779,585)

Net Assets
Beginning of year	126,200,170	109,393,759	174,452,263	152,285,482	61,447,141	77,226,726

End of year	$131,380,137	$126,200,170	$186,999,994	$174,452,263	$47,163,049	$61,447,141

Accumulated Net Investment Income	$—	$893,089	$—	$13,004	$—	$—

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

From Operations
Net investment income (loss)	$385,657	$340,315	$991,280	$746,998	$675,175	$463,682
Net realized gains (losses) on investments in affiliates	(24,903)	82,932	(92,806)	333,390	(28,590)	268,296
Distribution of realized gains received from affiliates	120,155	62,340	1,057,300	751,613	1,268,444	973,473
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates	(649,450)	531,064	(3,044,054)	1,061,165	(3,208,536)	682,839

Net Change in Net Assets from Operations	(168,541)	1,016,651	(1,088,280)	2,893,166	(1,293,507)	2,388,290

Distributions to Shareholders
From net investment income
Class A	(392,724)	(340,468)	(1,035,512)	(747,151)	(717,504)	(463,893)
From net realized gains
Class A	(102,074)	(299,450)	(932,645)	(1,025,974)	(1,223,796)	(908,646)

Change in Net Assets from Distributions to Shareholders	(494,798)	(639,918)	(1,968,157)	(1,773,125)	(1,941,300)	(1,372,539)

Change in Net Assets from Capital Transactions	1,254,097	706,241	5,187,292	2,877,140	3,446,444	2,860,563

Change in Net Assets	590,758	1,082,974	2,130,855	3,997,181	211,637	3,876,314

Net Assets
Beginning of year	19,127,591	18,044,617	57,610,775	53,613,594	49,669,745	45,793,431

End of year	$19,718,349	$19,127,591	$59,741,630	$57,610,775	$49,881,382	$49,669,745

Accumulated Net Investment Income	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$10.54	$10.27	$10.73	$10.63	$10.43
Net investment income (loss)	0.23 (a)	0.24 (a)	0.25 (a)	0.27	0.34
Net realized and unrealized gains (losses) on investments	(0.19)	0.29	(0.42)	0.22	0.32
Total from investment operations	0.04	0.53	(0.17)	0.49	0.66
Less distributions:
Dividends from investment income	(0.25)	(0.26)	(0.28)	(0.30)	(0.35)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.09)	(0.11)
Total distributions	(0.26)	(0.26)	(0.29)	(0.39)	(0.46)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$10.32	$10.54	$10.27	$10.73	$10.63
Total return (excludes sales charge)	0.33%	5.21%	(1.65)%	4.64%	6.43%
Net assets at end of period (in 000s)	$79,999	$74,950	$69,784	$83,494	$72,106
Ratio of net expenses to average net assets	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income to average net assets	2.16%	2.32%	2.34%	2.49%	3.19%
Ratio of gross expenses to average net assets*	0.98%	0.94%	0.99%	1.05%	1.08%
Portfolio turnover rate	22.67%	16.48%	23.68%	35.75%	36.12%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$10.50	$10.22	$10.69	$10.60	$10.39
Net investment income (loss)	0.27 (a)	0.28 (a)	0.29 (a)	0.31	0.38
Net realized and unrealized gains (losses) on investments	(0.20)	0.30	(0.43)	0.21	0.33
Total from investment operations	0.07	0.58	(0.14)	0.52	0.71
Less distributions:
Dividends from investment income	(0.29)	(0.30)	(0.32)	(0.34)	(0.39)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.09)	(0.11)
Total distributions	(0.30)	(0.30)	(0.33)	(0.43)	(0.50)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$10.27	$10.50	$10.22	$10.69	$10.60
Total return (excludes sales charge)	0.72%	5.66%	(1.26)%	4.98%	6.98%
Net assets at end of period (in 000s)	$353,954	$330,742	$292,594	$268,864	$234,612
Ratio of net expenses to average net assets	0.54%	0.53%	0.54%	0.56%	0.57%
Ratio of net investment income to average net assets	2.55%	2.73%	2.73%	2.89%	3.59%
Ratio of gross expenses to average net assets	0.54%	0.53%	0.54%	0.56%	0.57%
Portfolio turnover rate	22.67%	16.48%	23.68%	35.75%	36.12%

* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$9.85	$10.64	$9.47	$8.25	$10.00
Net investment income (loss)	0.14 (b)	0.20 (b)	0.14 (b)	0.17	0.03
Net realized and unrealized gains (losses) on investments	(0.71)	(0.81)	1.17	1.17	(1.68)
Total from investment operations	(0.57)	(0.61)	1.31	1.34	(1.65)
Less distributions:
Dividends from investment income	(0.13)	(0.18)	(0.14)	(0.12)	(0.10)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.13)	(0.18)	(0.14)	(0.12)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.15	$9.85	$10.64	$9.47	$8.25
Total return (excludes sales charge)	(5.76)%	(5.70)%	13.86%	16.24%	(16.54	)%(d)
Net assets at end of period (in 000s)	$17,631	$18,370	$19,892	$18,181	$2,363
Ratio of net expenses to average net assets	1.33%	1.28%	1.43%	1.73%	1.73	%(e)
Ratio of net investment income to average net assets	1.45%	1.88%	1.36%	1.58%	0.89	%(e)
Ratio of gross expenses to average net assets*	1.33%	1.28%	1.43%	1.73%	4.87	%(e)
Portfolio turnover rate	4.48%	5.73%	11.36%	5.18%	2.44%

Praxis International Index Fund - Class I

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$9.89	$10.70	$9.51	$8.27	$10.00
Net investment income (loss)	0.20 (b)	0.25 (b)	0.20 (b)	0.18	0.12
Net realized and unrealized gains (losses) on investments	(0.71)	(0.82)	1.20	1.24	(1.73)
Total from investment operations	(0.51)	(0.57)	1.40	1.42	(1.61)
Less distributions:
Dividends from investment income	(0.19)	(0.24)	(0.21)	(0.18)	(0.12)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.19)	(0.24)	(0.21)	(0.18)	(0.12)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.19	$9.89	$10.70	$9.51	$8.27
Total return (excludes sales charge)	(5.19)%	(5.36)%	14.68%	17.26%	(16.05	)%(d)
Net assets at end of period (in 000s)	$153,099	$154,074	$150,369	$118,838	$64,580
Ratio of net expenses to average net assets	0.78%	0.78%	0.80%	0.84%	0.86	%(e)
Ratio of net investment income to average net assets	1.97%	2.35%	1.96%	2.29%	2.25	%(e)
Ratio of gross expenses to average net assets	0.78%	0.78%	0.80%	0.84%	0.86	%(e)
Portfolio turnover rate	4.48%	5.73%	11.36%	5.18%	2.44	%(d)

* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) The	Fund’s inception date is December 31, 2010. The Fund commenced public offering and investment operations on January 3, 2011.
(b) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c) Amount	is less than $0.005 per share.
(d) Not	annualized.
(e) Annualized.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.54	$11.21	$8.71	$7.57	$7.95
Net investment income (loss)	0.20 (a)	0.18 (a)	0.14 (a)	0.28	0.12
Net realized and unrealized gains (losses) on investments	(1.00)	1.23	2.60	0.93	(0.40)
Total from investment operations	(0.80)	1.41	2.74	1.21	(0.28)
Less distributions:
Dividends from investment income	(0.28)	(0.08)	(0.24)	(0.07)	(0.10)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.57)	(0.08)	(0.24)	(0.07)	(0.10)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$11.17	$12.54	$11.21	$8.71	$7.57
Total return (excludes sales charge)	(6.41)%	12.57%	31.33%	16.12%	(3.58)%
Net assets at end of period (in 000s)	$17,453	$17,356	$16,275	$13,591	$20,776
Ratio of net expenses to average net assets	0.94%	0.87%	1.03%	1.21%	1.32%
Ratio of net investment income to average net assets	1.62%	1.53%	1.40%	1.48%	1.19%
Ratio of gross expenses to average net assets	0.94%	0.87%	1.03%	1.21%	1.32%
Portfolio turnover rate	21.38%	20.53%	30.38%	69.58%	29.11%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.46	$11.14	$8.65	$7.52	$7.91
Net investment income (loss)	0.26 (a)	0.23 (a)	0.20 (a)	0.09	0.15
Net realized and unrealized gains (losses) on investments	(1.00)	1.22	2.59	1.18	(0.37)
Total from investment operations	(0.74)	1.45	2.79	1.27	(0.22)
Less distributions:
Dividends from investment income	(0.34)	(0.13)	(0.30)	(0.14)	(0.17)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.63)	(0.13)	(0.30)	(0.14)	(0.17)
Paid-in capital from redemption fees	— (b)	— (b)	—	—	—
Net asset value at end of period	$11.09	$12.46	$11.14	$8.65	$7.52
Total return (excludes sales charge)	(6.00)%	13.03%	32.26%	16.91%	(2.80)%
Net assets at end of period (in 000s)	$113,927	$108,845	$93,118	$71,284	$32,070
Ratio of net expenses to average net assets	0.45%	0.45%	0.48%	0.47%	0.49%
Ratio of net investment income to average net assets	2.11%	1.94%	1.95%	2.24%	2.03%
Ratio of gross expenses to average net assets	0.45%	0.45%	0.48%	0.47%	0.49%
Portfolio turnover rate	21.38%	20.53%	30.38%	69.58%	29.11%

(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$17.25	$15.19	$11.63	$9.96	$9.86
Net investment income (loss)	0.18 (a)	0.12 (a)	0.10 (a)	0.02	0.01
Net realized and unrealized gains (losses) on investments	0.46	2.05	3.58	1.70	0.10
Total from investment operations	0.64	2.17	3.68	1.72	0.11
Less distributions:
Dividends from investment income	(0.21)	(0.11)	(0.12)	(0.05)	(0.01)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.21)	(0.11)	(0.12)	(0.05)	(0.01)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$17.68	$17.25	$15.19	$11.63	$9.96
Total return (excludes sales charge)	3.70%	14.26%	31.72%	17.15%	1.12%
Net assets at end of period (in 000s)	$64,689	$55,833	$51,724	$43,035	$3,363
Ratio of net expenses to average net assets	0.84%	0.91%	1.01%	1.08%	1.10%
Ratio of net investment income to average net assets	1.00%	0.73%	0.76%	1.08%	0.14%
Ratio of gross expenses to average net assets*	0.84%	0.91%	1.01%	1.26%	2.01%
Portfolio turnover rate	18.68%	19.09%	14.82%	82.74%	21.18%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$17.34	$15.27	$11.68	$9.96	$9.86
Net investment income (loss)	0.25 (a)	0.20 (a)	0.18 (a)	0.07	0.07
Net realized and unrealized gains (losses) on investments	0.47	2.06	3.60	1.71	0.10
Total from investment operations	0.72	2.26	3.78	1.78	0.17
Less distributions:
Dividends from investment income	(0.27)	(0.19)	(0.19)	(0.06)	(0.07)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.19)	(0.19)	(0.06)	(0.07)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$17.79	$17.34	$15.27	$11.68	$9.96
Total return (excludes sales charge)	4.10%	14.77%	32.26%	17.94%	1.73%
Net assets at end of period (in 000s)	$122,311	$118,619	$100,561	$97,072	$33,843
Ratio of net expenses to average net assets	0.44%	0.42%	0.47%	0.48%	0.50%
Ratio of net investment income to average net assets	1.38%	1.22%	1.31%	1.31%	0.75%
Ratio of gross expenses to average net assets	0.44%	0.42%	0.47%	0.48%	0.50%
Portfolio turnover rate	18.68%	19.09%	14.82%	82.74%	21.18%

* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$11.49		$13.80		$11.33		$10.51	$9.95
Net investment income (loss)	(0.09	)(a)	(0.12	)(a)	(0.12	)(a)	(0.06)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.41)		(0.43)		4.04		1.03	0.64
Total from investment operations	(0.50)		(0.55)		3.92		0.97	0.55
Less distributions:
Distributions from net realized gains	(1.54)		(1.76)		(1.45)		(0.15)	—
Total distributions	(1.54)		(1.76)		(1.45)		(0.15)	—
Paid-in capital from redemption fees	—	(b)	—	(b)	—	(b)	— (b)	0.01
Net asset value at end of period	$9.45		$11.49		$13.80		$11.33	$10.51
Total return (excludes sales charge)	(4.53)%		(4.11)%		34.63%		9.26%	5.63%
Net assets at end of period (in 000s)	$7,339		$7,664		$8,465		$5,710	$5,541
Ratio of net expenses to average net assets	1.68%		1.69%		1.69%		1.72%	1.71%
Ratio of net investment income to average net assets	(0.75)%		(0.95)%		(0.95)%		(0.34)%	(1.09)%
Ratio of gross expenses to average net assets*	1.81%		1.70%		1.90%		1.91%	2.17%
Portfolio turnover rate	75.84%		73.67%		49.25%		49.78%	67.48%

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.01		$14.25		$11.59		$10.67	$10.06
Net investment income (loss)	(0.01	)(a)	(0.04	)(a)	(0.04	)(a)	0.06	(0.03)
Net realized and unrealized gains (losses) on investments	(0.45)		(0.44)		4.15		1.01	0.64
Total from investment operations	(0.46)		(0.48)		4.11		1.07	0.61
Less distributions:
Distributions from net realized gains	(1.54)		(1.76)		(1.45)		(0.15)	—
Total distributions	(1.54)		(1.76)		(1.45)		(0.15)	—
Paid-in capital from redemption fees	—	(b)	—	(b)	—	(b)	—	—
Net asset value at end of period	$10.01		$12.01		$14.25		$11.59	$10.67
Total return (excludes sales charge)	(3.99)%		(3.49)%		35.53%		10.06%	6.06%
Net assets at end of period (in 000s)	$39,824		$53,783		$68,762		$63,520	$61,130
Ratio of net expenses to average net assets	1.06%		1.02%		1.04%		1.05%	1.04%
Ratio of net investment income to average net assets	(0.07)%		(0.28)%		(0.31)%		0.50%	(0.44)%
Ratio of gross expenses to average net assets	1.06%		1.02%		1.04%		1.05%	1.04%
Portfolio turnover rate	75.84%		73.67%		49.25%		49.78%	67.48%

* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$11.34	$11.10	$10.79	$10.50	$10.55
Net investment income (loss)	0.22 (a)	0.21 (a)	0.23 (a)	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.31)	0.42	0.45	0.54	0.06
Total from investment operations	(0.09)	0.63	0.68	0.77	0.30
Less distributions:
Dividends from investment income	(0.22)	(0.21)	(0.23)	(0.24)	(0.29)
Distributions from net realized gains	(0.06)	(0.18)	(0.14)	(0.24)	(0.06)
Total distributions	(0.28)	(0.39)	(0.37)	(0.48)	(0.35)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$10.97	$11.34	$11.10	$10.79	$10.50
Total return (excludes sales charge)	(0.81)%	5.68%	6.28%	7.42%	2.88%
Net assets at end of period (in 000s)	$19,718	$19,128	$18,045	$17,203	$14,018
Ratio of net expenses to average net assets†	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.95%	1.82%	2.04%	2.13%	2.31%
Ratio of gross expenses to average net assets†*	0.63%	0.62%	0.64%	0.65%	0.78%
Portfolio turnover rate	8.66%	10.78%	25.69%	30.58%	15.03%

† The	ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.76	$12.50	$11.14	$10.62	$10.91
Net investment income (loss)	0.21 (a)	0.17 (a)	0.20 (a)	0.17	0.15
Net realized and unrealized gains (losses) on investments	(0.42)	0.49	1.50	0.90	(0.17)
Total from investment operations	(0.21)	0.66	1.70	1.07	(0.02)
Less distributions:
Dividends from investment income	(0.22)	(0.17)	(0.19)	(0.18)	(0.18)
Distributions from net realized gains	(0.20)	(0.23)	(0.15)	(0.37)	(0.09)
Total distributions	(0.42)	(0.40)	(0.34)	(0.55)	(0.27)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$12.13	$12.76	$12.50	$11.14	$10.62
Total return (excludes sales charge)	(1.66)%	5.30%	15.30%	10.11%	(0.21)%
Net assets at end of period (in 000s)	$59,742	$57,611	$53,614	$44,584	$37,770
Ratio of net expenses to average net assets†	0.54%	0.58%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.65%	1.33%	1.65%	1.57%	1.39%
Ratio of gross expenses to average net assets†*	0.54%	0.58%	0.60%	0.62%	0.71%
Portfolio turnover rate	6.53%	10.26%	19.91%	38.48%	15.11%

† The	ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$13.79	$13.49	$11.40	$10.68	$11.15
Net investment income (loss)	0.18 (a)	0.13 (a)	0.17 (a)	0.13	0.08
Net realized and unrealized gains (losses) on investments	(0.52)	0.56	2.26	1.13	(0.33)
Total from investment operations	(0.34)	0.69	2.43	1.26	(0.25)
Less distributions:
Dividends from investment income	(0.19)	(0.13)	(0.17)	(0.14)	(0.10)
Distributions from net realized gains	(0.33)	(0.26)	(0.17)	(0.40)	(0.12)
Total distributions	(0.52)	(0.39)	(0.34)	(0.54)	(0.22)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$12.93	$13.79	$13.49	$11.40	$10.68
Total return (excludes sales charge)	(2.49)%	5.09%	21.28%	11.82%	(2.24)%
Net assets at end of period (in 000s)	$49,881	$49,670	$45,793	$36,294	$29,882
Ratio of net expenses to average net assets†	0.62%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.33%	0.95%	1.39%	1.22%	0.79%
Ratio of gross expenses to average net assets†*	0.62%	0.60%	0.66%	0.74%	0.89%
Portfolio turnover rate	7.39%	8.81%	20.87%	45.13%	15.54%

† The	ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
* During	the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(b) Net	investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c) Amount	is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2015

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust consists of the Praxis Intermediate Income Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2015, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be at amortized cost. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Notes to Financial Statements, continued

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting year end.

The aggregate value by input level, as of December 31, 2015, for each Fund’s and Portfolio’s investments are as follows:

Intermediate Income Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Asset Backed Securities	$—	$10,134,099	$—	$10,134,099
Commercial Mortgage Backed Securities	—	13,297,098	—	13,297,098
Corporate Bonds	—	190,435,282	—	190,435,282
Corporate Notes	—	4,200,000	—	4,200,000
Foreign Bonds	—	7,611,858	—	7,611,858
Investment Company	3,302,719	—	—	3,302,719
Municipal Bonds	—	14,021,752	—	14,021,752
U.S. Government Agencies	—	170,252,274	—	170,252,274

Total Investments	$3,302,719	$409,952,363	$—	$413,255,082

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$130,031,534	$37,764,585	$—	$167,796,119
Corporate Notes	—	1,600,000	—	1,600,000
Preferred Stocks	402,479	—	—	402,479
Warrant	—	227	—	227

Total Investments	$130,434,013	$39,364,812	$—	$169,798,825

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$129,361,102	$—	$—	$129,361,102
Corporate Notes	—	1,200,000	—	1,200,000
Rights	—	7,028	—	7,028

Total Investments	$129,361,102	$1,207,028	$—	$130,568,130

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$184,598,223	$—	$—	$184,598,223
Corporate Notes	—	1,675,000	—	1,675,000

Total Investments	$184,598,223	$1,675,000	$—	$186,273,223

December 31, 2015

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$43,914,055	$—	$—	$43,914,055
Corporate Note	—	450,000	—	450,000

Total Investments	$43,914,055	$450,000	$—	$44,364,055

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$19,742,951	$—	$—	$19,742,951

Total Investments	$19,742,951	$—	$—	$19,742,951

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$59,788,828	$—	$—	$59,788,828

Total Investments	$59,788,828	$—	$—	$59,788,828

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$49,954,627	$—	$—	$49,954,627

Total Investments	$49,954,627	$—	$—	$49,954,627

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Everence Community Investment Notes	Intermediate Income Fund	International Index Fund	Value Index Fund	Growth Index Fund	Small Cap Fund
Balance as of December 31, 2014	$2,649,539	$1,000,565	$367,837	$1,385,607	$475,154
Proceeds from Maturities	—	—	—	—	—
Cost of Purchases	—	—	—	—	—
Sales	(2,647,500)	(999,000)	(367,500)	(1,384,000)	(475,001)
Change in unrealized appreciation (depreciation)	(2,039)	(1,565)	(337)	(1,607)	(153)

Balance as of December 31, 2015	$—	$—	$—	$—	$—

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the Funds’ and Portfolios’ valuation no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated

Notes to Financial Statements, continued

daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income Funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid in Capital Transactions as disclosed in Note 6 to the Financial Statements.

Notes to Financial Statements, continued	December 31, 2015

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2015 were as follows:

	Purchases	Sales

Intermediate Income Fund	$122,704,882	$93,780,088
International Index Fund	18,624,699	7,839,711
Value Index Fund	43,932,312	27,934,006
Growth Index Fund	41,453,736	33,708,213
Small Cap Fund	40,382,386	53,497,366
Conservative Portfolio	2,979,738	1,710,929
Balanced Portfolio	9,162,222	3,901,439
Growth Portfolio	7,223,783	3,752,644

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2015
Affiliate	Fair value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Capital Gain Distribution	Shares at December 31, 2015	Fair value at December 31, 2015

Praxis Genesis Conservative Portfolio
Praxis Intermediate Income Fund	$13,455,374	$1,827,395	$1,162,951	$(15,033)	$385,887	$6,983	1,344,520	$13,808,222
Praxis Growth Index Fund	1,894,323	262,539	236,133	3,507	30,038	—	110,921	1,972,173
Praxis International Index Fund	1,395,904	318,994	106,535	(3,754)	30,183	—	163,350	1,501,187
Praxis Small Cap Fund	485,442	131,486	41,177	(4,686)	—	65,217	48,989	490,376
Praxis Value Index Fund	1,917,452	439,324	164,133	(4,937)	58,868	47,955	177,727	1,970,993

Total	$19,148,495	$2,979,738	$1,710,929	$(24,903)	$504,976	$120,155	1,845,507	$19,742,951

	For the year ended December 31, 2015
Affiliate	Fair value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Capital Gain Distribution	Shares at December 31, 2015	Fair value at December 31, 2015

Praxis Genesis Balanced Portfolio
Praxis Intermediate Income Fund	$23,226,013	$2,898,110	$1,709,968	$(23,117)	$665,709	$12,099	2,325,288	$23,880,711
Praxis Growth Index Fund	10,012,892	1,079,331	917,881	14,900	158,430	—	587,434	10,444,573
Praxis International Index Fund	8,434,364	1,662,412	353,546	(18,382)	181,992	—	988,937	9,088,330
Praxis Small Cap Fund	5,859,092	1,525,088	408,742	(49,448)	—	790,763	592,972	5,935,653
Praxis Value Index Fund	10,132,544	1,997,281	511,302	(16,759)	310,520	254,438	941,349	10,439,561

Total	$57,664,905	$9,162,222	$3,901,439	$(92,806)	$1,316,651	$1,057,300	5,435,980	$59,788,828

	For the year ended December 31, 2015
Affiliate	Fair value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Capital Gain Distribution	Shares at December 31, 2015	Fair value at December 31, 2015

Praxis Genesis Growth Portfolio
Praxis Intermediate Income Fund	$10,035,938	$1,050,336	$887,113	$(14,896)	$282,485	$5,051	971,049	$9,972,670
Praxis Growth Index Fund	11,121,593	968,408	1,166,893	93,147	170,493	—	630,777	11,215,209
Praxis International Index Fund	9,715,189	1,579,689	448,900	(15,267)	203,103	—	1,101,267	10,120,648
Praxis Small Cap Fund	7,592,841	1,788,617	646,335	(77,436)	—	990,266	742,833	7,435,760
Praxis Value Index Fund	11,255,053	1,836,733	603,403	(14,138)	334,180	273,127	1,010,851	11,210,340

Total	$49,720,614	$7,223,783	$3,752,644	$(28,590)	$990,261	$1,268,444	4,456,777	$49,954,627

Notes to Financial Statements, continued

5. Related Party Transactions:

Everence Capital Management, Inc. (the “Adviser”) provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of certain Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Aperio Group LLC serves as the Sub-Adviser to the International Index Fund and Luther King Capital Management Corporation serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement until April 30, 2016. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the waiver and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The contractual expense limits in place for the year ended December 31, 2015 were:

Intermediate Income Fund (Class A)	0.90%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2015, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund (Class A)	$35,957
Small Cap Fund (Class A)	9,640
Conservative Portfolio (Class A)	4,872

For the year ended December 31, 2015, the Advisor recouped investment advisory fees of the Funds and Portfolios as follows:

Balanced Portfolio (Class A)	$5,886
Growth Portfolio (Class A)	9,048

Notes to Financial Statements, continued	December 31, 2015

As of December 31, 2015, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance

Intermediate Income Fund	2013	2016	$39,015
	2014	2017	2,575
	2015	2018	35,957

			$77,547

Small Cap Fund	2013	2016	$14,524
	2014	2017	1,183
	2015	2018	9,640

			$25,347

Conservative Portfolio	2013	2016	$6,678
	2014	2017	2,698
	2015	2018	4,872

			$14,248

Growth Portfolio	2013	2016	$21,201
	2014	2017	—
	2015	2018	—

			$21,201

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative and accounting services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

U.S. Bancorp Fund Services LLC provides shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$3,196
International Index Fund	1,591
Value Index Fund	3,422
Growth Index Fund	8,604
Small Cap Fund	1,712
Conservative Portfolio	8,251
Balanced Portfolio	34,960
Growth Portfolio	25,859

The Trust has adopted a Plan of Distribution “Rule 12b-1 Plan” under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a quarterly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chair of the Board of Trustees receives an annual retainer of $9,000. The Audit Committee Chair receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $83,000 in aggregate Trustee fees during the year ended December 31, 2015.

Notes to Financial Statements, continued

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Intermediate Income Fund		Praxis International Index Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$25,477,562	$18,836,663	$3,794,384	$3,656,590
Dividends reinvested	1,682,011	1,493,127	248,626	326,602
Cost of shares redeemed	(20,465,074)	(17,023,565)	(3,392,694)	(4,006,423)
Redemption fees	10,474	2,692	392	1,175

Class A Share Transactions	$6,704,973	$3,308,917	$650,708	$(22,056)

Class I Shares:
Proceeds from shares issued	$75,797,084	$66,714,226	$30,218,572	$32,872,118
Dividends reinvested	5,273,696	4,760,965	1,760,826	2,095,455
Cost of shares redeemed	(50,081,922)	(41,415,913)	(22,037,352)	(19,560,655)
Redemption fees	327	1,707	114	289

Class I Share Transactions	$30,989,185	$30,060,985	$9,942,160	$15,407,207

Net increase (decrease) from capital transactions	$37,694,158	$33,369,902	$10,592,868	$15,385,151

Share Transactions:
Class A Shares:
Issued	2,427,994	1,798,114	376,545	346,513
Reinvested	160,463	142,462	26,968	32,990
Redeemed	(1,945,403)	(1,629,248)	(341,240)	(383,277)

Change in Class A Shares:	643,054	311,328	62,273	(3,774)

Class I Shares:
Issued	7,241,195	6,397,073	3,057,635	3,138,546
Reinvested	505,144	456,054	190,154	210,599
Redeemed	(4,798,010)	(3,968,016)	(2,155,658)	(1,836,706)

Change in Class I Shares:	2,948,329	2,885,111	1,092,131	1,512,439

Net increase (decrease) from share transactions	3,591,383	3,196,439	1,154,404	1,508,665

Notes to Financial Statements, continued	December 31, 2015

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,221,870	$3,756,219	$12,280,368	$4,241,009	$3,041,010	$1,880,889
Dividends reinvested	813,980	103,491	714,366	334,373	986,104	962,681
Cost of shares redeemed	(1,898,850)	(4,728,180)	(5,438,167)	(7,204,375)	(2,981,353)	(2,222,203)
Redemption fees	297	2,019	199	152	6,093	74

Class A Share Transactions	$2,137,297	$(866,451)	$7,556,766	$(2,628,841)	$1,051,854	$621,441

Class I Shares:
Proceeds from shares issued	$28,736,694	$18,677,593	$20,442,653	$24,196,281	$5,380,398	$12,452,928
Dividends reinvested	4,698,231	705,197	1,142,707	783,510	5,274,940	6,870,866
Cost of shares redeemed	(14,979,797)	(15,017,156)	(20,989,879)	(20,474,425)	(18,335,066)	(24,551,236)
Redemption fees	102	1,106	28	3,339	–	943

Class I Share Transactions	$18,455,230	$4,366,740	$595,509	$4,508,705	$(7,679,728)	$(5,226,499)

Net increase (decrease) from capital transactions	$20,592,527	$3,500,289	$8,152,275	$1,879,864	$(6,627,874)	$(4,605,058)

Share Transactions:
Class A Shares:
Issued	262,186	321,193	688,665	263,797	258,539	142,474
Reinvested	71,448	8,162	39,976	19,195	103,052	82,776
Redeemed	(154,999)	(397,469)	(307,994)	(449,610)	(252,274)	(171,627)

Change in Class A Shares:	178,635	(68,114)	420,647	(166,618)	109,317	53,623

Class I Shares:
Issued	2,350,086	1,587,421	1,147,457	1,468,820	441,067	915,822
Reinvested	413,148	56,012	63,554	44,746	520,725	565,038
Redeemed	(1,230,288)	(1,268,612)	(1,176,692)	(1,257,560)	(1,462,158)	(1,829,651)

Change in Class I Shares:	1,532,946	374,821	34,319	256,006	(500,366)	(348,791)

Net increase (decrease) from share transactions	1,711,581	306,707	454,966	89,388	(391,049)	(295,168)

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,824,534	$2,247,788	$8,644,629	$7,738,709	$6,117,121	$5,898,483
Dividends reinvested	334,878	535,320	1,235,992	1,322,198	1,221,517	908,858
Cost of shares redeemed	(1,905,324)	(2,076,881)	(4,693,372)	(6,183,959)	(3,892,254)	(3,946,922)
Redemption fees	9	14	43	192	60	144

Class A Share Transactions	$1,254,097	$706,241	$5,187,292	$2,877,140	$3,446,444	$2,860,563

Net increase (decrease) from capital transactions	$1,254,097	$706,241	$5,187,292	$2,877,140	$3,446,444	$2,860,563

Share Transactions:
Class A Shares:
Issued	249,570	198,287	678,098	605,671	443,572	429,532
Reinvested	29,738	46,999	99,173	102,467	92,469	64,605
Redeemed	(168,576)	(182,954)	(366,356)	(484,252)	(278,755)	(286,925)

Change in Class A Shares:	110,732	62,332	410,915	223,886	257,286	207,212

Net increase (decrease) from share transactions	110,732	62,332	410,915	223,886	257,286	207,212

Notes to Financial Statements, continued

7. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2015 and 2014 was (as applicable) as follows:

	Praxis Intermediate Income Fund		Praxis International Index Fund		Praxis Value Index Fund
	2015	2014	2015	2014	2015	2014

From ordinary income	$11,402,413	$10,958,395	$3,351,861	$3,988,205	$3,536,414	$1,261,100
From long-term capital gains	367,980	—	—	—	3,565,279	—

Total distributions	$11,770,393	$10,958,395	$3,351,861	$3,988,205	$7,101,693	$1,261,100

	Praxis Growth Index Fund		Praxis Small Cap Fund
	2015	2014	2015	2014

From ordinary income	$2,630,663	$1,618,724	$—	$—
From long-term capital gains	—	—	6,360,231	7,958,981

Total distributions	$2,630,663	$1,618,724	$6,360,231	$7,958,981

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2015	2014	2015	2014	2015	2014

From ordinary income	$391,185	$349,748	$1,005,688	$807,461	$711,578	$526,232
From long-term capital gains	103,613	290,170	962,469	965,664	1,229,722	846,307

Total distributions	$494,798	$639,918	$1,968,157	$1,773,125	$1,941,300	$1,372,539

The following information is computed on a tax basis for each item as of December 31, 2015:

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund

Tax cost of portfolio investments	$409,071,997	$165,146,273	$113,772,405

Gross unrealized appreciation	9,013,334	31,091,459	25,650,216
Gross unrealized depreciation	(4,830,249)	(26,438,907)	(8,854,491)

Net unrealized appreciation (depreciation) on investments	4,183,085	4,652,552	16,795,725
Net unrealized appreciation (depreciation) on foreign currency transactions	—	(5,735)	—
Undistributed ordinary income	—	47,397	—
Undistributed long-term capital gains	376,616	—	1,211,883
Capital loss carryforward	—	(7,607,871)	—
Post-October losses	—	(523,844)	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$4,559,701	$(3,437,501)	$18,007,608

		Praxis Growth Index Fund	Praxis Small Cap Fund

Tax cost of portfolio investments		$126,784,779	$35,425,403

Gross unrealized appreciation		61,507,853	9,834,847
Gross unrealized depreciation		(2,019,409)	(896,195)

Net unrealized appreciation (depreciation) on investments		59,488,444	8,938,652
Net unrealized appreciation (depreciation) on foreign currency transactions		1,252	—
Undistributed ordinary income		—	—
Undistributed long-term capital gains		—	214,251
Capital loss carryforward		(2,741,906)	—
Post-October losses		(688,194)	—
Other temporary differences		—	—

Accumulated earnings (deficit)		$56,059,596	$9,152,903

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Tax cost of portfolio investments	$18,788,616	$53,641,129	$43,112,691

Gross unrealized appreciation	1,215,467	7,304,522	8,028,612
Gross unrealized depreciation	(261,132)	(1,156,823)	(1,186,676)

Net unrealized appreciation (depreciation)	954,335	6,147,699	6,841,936
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	116,386	1,007,969	1,276,445
Capital loss carryforward	—	—	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$1,070,721	$7,155,668	$8,118,381

Notes to Financial Statements, continued

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2015, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Amount	Expires

Growth Index Fund	$2,741,906	2017

Post-effective CLCFs not subject to expiration:

	Short Term CLCF	Long Term CLCF

International Index Fund	$4,484,128	$3,123,743

During the year ended December 31, 2015 the Intermediate Income Fund and Growth Index Fund utilized $89,170 and $6,405,763 of capital loss carryfowards, respectively.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, Passive Foregin Investment Companies, equalization and net investment losses. These reclassifications have no impact on the net assets or the net asset value per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2015:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Intermediate Income Fund	$56,612	$1,012,382	$(1,068,994)
International Index Fund	13,329	(4,978)	(8,351)
Value Index Fund	126,786	280,484	(407,270)
Growth Index Fund	(410,299)	329,188	81,111
Small Cap Fund	1,056,713	94,859	(1,151,572)
Conservative Portfolio	—	7,067	(7,067)
Balanced Portfolio	—	44,232	(44,232)
Growth Portfolio	—	42,329	(42,329)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2012 through 2015) and have concluded that no provision for income tax is required in their financial statements.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2015 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Praxis Mutual Funds (comprising the Praxis Intermediate Income Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Praxis Mutual Funds at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 25, 2016

Additional Fund Information (unaudited)	December 31, 2015

Praxis Intermediate Income Fund

Security Allocation	Percentage of Net Assets
Asset Backed Security	2.3%
Commercial Mortgage Backed Security	3.1%
Corporate Bond	43.8%
Corporate Note	1.0%
Foreign Bond	1.8%
Municipal Bond	3.2%
Federal Home Loan Bank	3.4%
Federal Home Loan Mortgage Corp.	17.2%
Federal National Mortgage Association	17.3%
Government National Mortgage Association	0.3%
Overseas Private Investment Corp.	0.7%
Small Business Administration	0.1%
United States Department of Housing and Urban Development	0.2%
Mutual Funds	0.8%

Total	95.2%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.4%
Austria	0.2%
Belgium	0.6%
Brazil	1.1%
Canada	5.5%
Chile	0.4%
China	3.8%
Colombia	0.4%
Denmark	1.2%
Finland	0.6%
France	7.1%
Germany	6.7%
Hong Kong	4.1%
Hungary	0.1%
India	2.0%
Indonesia	0.7%
Ireland	1.3%
Israel	0.7%
Italy	1.8%
Japan	17.2%
Jersey	0.2%
Luxembourg	0.2%
Mexico	1.3%
Netherlands	2.1%
Norway	0.6%
Philippines	0.2%
Portugal	0.1%
Russia	0.2%
Singapore	1.7%
South Africa	0.8%
South Korea	2.2%
Spain	1.9%
Sweden	2.5%
Switzerland	7.1%
Taiwan	2.7%
Turkey	0.2%
United Kingdom	12.7%
United States	0.7%
Corporate Notes	0.9%
Preferred Stocks	0.3%
Warrant**	0.0%

Total	99.5%

** Amount rounds to less than 0.1%.

Security Allocation	Percentage of Net Assets
Banks	15.3%
Pharmaceuticals	8.1%
Insurance	6.5%
Oil, Gas & Consumable Fuels	4.5%
Diversified Telecommunication Services	4.4%
Wireless Telecommunication Services	3.4%
Automobiles	3.3%
Chemicals	3.0%
Real Estate Management & Development	3.0%
Metals & Mining	2.7%
Semiconductors & Semiconductor Equipment	2.5%
Machinery	2.5%
Capital Markets	2.3%
Media	2.1%
Food & Staples Retailing	1.9%
Personal Products	1.8%
Road & Rail	1.7%
Electrical Equipment	1.5%
Software	1.4%
Auto Components	1.4%
Electric Utilities	1.4%
Internet Software & Services	1.4%
Multi-Utilities	1.3%
Construction & Engineering	1.3%
Health Care Equipment & Supplies	1.3%
Food Products	1.2%
Hotels, Restaurants & Leisure	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Household Durables	1.0%
Technology Hardware, Storage & Peripherals	1.0%
Household Products	1.0%
Electronic Equipment, Instruments & Components	0.9%
Community Development	0.9%
Industrial Conglomerates	0.9%
Specialty Retail	0.9%
IT Services	0.8%
Professional Services	0.7%
Trading Companies & Distributors	0.7%
Energy Equipment & Services	0.7%
Construction Materials	0.7%
Health Care Providers & Services	0.7%
Diversified Financial Services	0.5%
Communications Equipment	0.5%
Transportation Infrastructure	0.5%
Water Utilities	0.4%
Air Freight & Logistics	0.4%
Building Products	0.4%
Multiline Retail	0.4%
Real Estate Investment Trusts (REITs)	0.3%
Airlines	0.3%
Beverages	0.3%
Commercial Services & Supplies	0.3%
Biotechnology	0.3%
Life Sciences Tools & Services	0.3%
Paper & Forest Products	0.2%
Containers & Packaging	0.2%
Internet & Catalog Retail	0.1%
Independent Power and Renewable Electricity Producers**	0.0%
Marine**	0.0%
Other Assets Less Liabilities	0.5%

Total	100.0%

** Amount rounds to less than 0.1%.

Additional Fund Information (unaudited), continued	December 31, 2015

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stock	98.5%
Corporate Notes	0.9%
Rights**	0.0%

Total	99.4%

** Amount rounds to less than 0.1%.

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Corporate Notes	0.9%

Total	99.6%

Praxis Small Cap Fund

Security Allocation	Percentage of Net Assets
Common Stocks	93.1%
Corporate Note	1.0%

Total	94.1%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Additional Fund Information (unaudited), continued	December 31, 2015

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2015 qualify for the corporate dividends received deduction:

Value Index Fund	78.3%
Growth Index Fund	100.0%
Conservative Portfolio	19.4%
Balanced Portfolio	38.1%
Growth Portfolio	56.4%

Qualified Dividend Income:

The funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2015.

Foreign Tax Credit:

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries, if any. As of December 31, 2015, the following Funds had foreign tax credits:

Fund	Foreign Tax Credit	Foreign Tax Credit per Share

International Index Fund	$549,655	$0.0296
Conservative Portfolio	5,358	0.0030
Balanced Portfolio	32,309	0.0066
Growth Portfolio	36,057	0.0093

Additional Fund Information (unaudited), continued	December 31, 2015

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 13-14, 2015 meeting, the Funds’ Board of Trustees, which is composed of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at that meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the International Index Fund and the Small Cap Fund. In this section, the Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2015. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the renewals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s decision to renew the Agreements was not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, for overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly. The Board also considered that the Adviser is responsible for developing and integrating the elements of the Funds’ socially responsible investing, including the stewardship investing screening process for the Funds and shareholder advocacy on behalf of the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have chosen to invest in the Funds.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance information for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2015, for the Funds that do not have Sub-Advisers: Intermediate Income Fund: the Fund’s gross performance was strong. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 25th and 68th percentiles and Class I ranked between the 12th and 48th percentiles over those periods; Value Index Fund: the Fund’s gross performance was understandable although, in some respects, disappointing. The Board noted that the Fund’s gross performance exceeded its benchmark for the three-year period although it trailed its benchmark for the one- and five-year periods, and measured against its peer group, Class A ranked between the 50th and 70th percentiles and Class I ranked between the 35th and 65th percentiles over those periods; Growth Index Fund: the Fund’s gross performance was understandable although, in some respects, disappointing. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three-and five-year periods, although only slightly for the three- and five-year periods, and measured against its peer group, Class A ranked between the 30th and 56th percentiles and Class I ranked between the 20th and 53rd percentiles over those periods; Conservative Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the three- and five-year periods although it trailed its benchmark for the one-year period and, measured against its peer group, ranked between the 11th and 64th percentiles over those periods; Balanced Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, measured against its peer group, ranked between the 41st and 75th percentiles over those periods; and Growth Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, measured against its peer group, ranked between the 35th and 61st percentiles over those periods. The Board also noted that the benchmark index for each of the Genesis Portfolios does not represent the mix of asset classes in which those Funds invest.

Additional Fund Information (unaudited), continued	December 31, 2015

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size but that current asset levels do not warrant breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of its commitment to socially responsible investing.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2015, the Fund’s gross performance was strong. The Board noted that the Fund’s gross performance exceeded its benchmark for the one- and three-year periods and, measured against its peer group, Class A was in the 85th and 90th percentile, respectively, and Class I was in the 83rd and 86th percentile, respectively, for those periods.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Additional Fund Information (unaudited), continued	December 31, 2015

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation (“Luther King Capital Management”), with respect to portfolio management of the Praxis Small Cap Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among the Adviser, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2015, the Fund’s gross performance was understandable although, in some respects, disappointing. The Board noted that the Fund’s gross performance exceeded its benchmark for the one- and five-year periods and trailed its benchmark for the three-year period, and measured against its peer group, Class A ranked between the 43rd and 94th percentiles and Class I ranked between 36th and 90th percentiles over those periods. The Board noted Luther King’s explanation for the Fund’s underperformance and steps that Luther King is taking to address performance.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Additional Fund Information (unaudited), continued	December 31, 2015

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period* 7/1/2015-12/31/2015	Expense Ratio During Period** 7/1/2015-12/31/2015

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,004.20	$4.55	0.90%
Class I	1,000.00	1,006.10	2.63	0.52%
Praxis International Index Fund
Class A	1,000.00	901.20	6.33	1.32%
Class I	1,000.00	903.40	3.50	0.73%
Praxis Value Index Fund
Class A	1,000.00	943.40	4.60	0.94%
Class I	1,000.00	946.10	2.11	0.43%
Praxis Growth Index Fund
Class A	1,000.00	1,018.70	4.17	0.82%
Class I	1,000.00	1,020.40	2.19	0.43%
Praxis Small Cap Fund
Class A	1,000.00	892.60	7.87	1.65%
Class I	1,000.00	895.20	4.92	1.03%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	987.40	3.06	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	968.90	2.63	0.53%
Praxis Genesis Growth Portfolio
Class A	1,000.00	955.00	3.10	0.63%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2015

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period* 7/1/2015-12/31/2015	Expense Ratio During Period** 7/1/2015-12/31/2015

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,020.67	$4.58	0.90%
Class I	1,000.00	1,022.58	2.65	0.52%
Praxis International Index Fund
Class A	1,000.00	1,018.55	6.72	1.32%
Class I	1,000.00	1,021.53	3.72	0.73%
Praxis Value Index Fund
Class A	1,000.00	1,020.47	4.79	0.94%
Class I	1,000.00	1,023.04	2.19	0.43%
Praxis Growth Index Fund
Class A	1,000.00	1,021.07	4.18	0.82%
Class I	1,000.00	1,023.04	2.19	0.43%
Praxis Small Cap Fund
Class A	1,000.00	1,016.89	8.39	1.65%
Class I	1,000.00	1,020.01	5.24	1.03%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,022.13	3.11	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,022.53	2.70	0.53%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,022.03	3.21	0.63%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Interested Trustees[1]

Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 54	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (September 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - September 2014	8	N/A

[1] These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	8	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Age: 72	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1981 - present)	8	N/A

Dwight L. Short 1110 North Main Street Goshen, IN 46528 Age: 70	Trustee, Indefinite, since 1/1/14	Consultant, DLS Consulting, Consulting and Writing (2005 - present)	8	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 57	Trustee, Indefinite, since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 - present); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Age: 53	Trustee, Indefinite, since 5/21/07	Chief Risk Officer, Koch Ag & Energy Solutions, LLC (2012 - present); Chief Financial Officer, Hesston College (2006 - 2012)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Officers

Chad Horning 1110 North Main Street Goshen, IN 46528 Age: 47	President, Indefinite, since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 59	Vice President, Secretary, Indefinite, since 12/2/93	Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 325 John H. McConnell Blvd Columbus, OH 43215 Age: 44	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

Rodney L. Ruehle 325 John H. McConnell Blvd Columbus, OH 43215 Age: 47	Chief Compliance Officer, Indefinite, since 5/15/15	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ or Portfolio’s performance during their last fiscal year.

Statement Of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2151314

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $134,000 for the December 31, 2015 fiscal year and $134,000 for the December 31, 2014 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2015 fiscal year and the December 31, 2014 fiscal year.

(c)	Tax Fees. Tax fees totaled $49,970 for the December 31, 2015 fiscal year and $49,950 for the December 31, 2014 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2015 or December 31, 2014 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) 0.0% for fiscal years ended December 31, 2015 and December 31, 2014.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $66,048 for the December 31, 2015 fiscal year and $72,588 for December 31, 2014 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 4, 2016

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 4, 2016